UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07943

Nuveen Multistate Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report May 31, 2008	Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen Investments

Municipal Bond Funds

Nuveen Georgia Municipal Bond Fund

Nuveen Louisiana Municipal Bond Fund

Nuveen North Carolina Municipal Bond Fund

Nuveen Tennessee Municipal Bond Fund

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Dear Fellow Shareholders,

I’d like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us – an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Finally, I urge you to take the time to review the Portfolio Managers’ Comments and Fund Spotlight sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

July 15, 2008

Robert P. Bremner

Chairman of the Board

Annual Report    Page 1

Portfolio Managers’ Comments

for the Georgia, Louisiana, North Carolina, and Tennessee Municipal Bond Funds

Portfolio managers Scott Romans and Daniel Close examine economic and market conditions, key investment strategies and the performance of the Nuveen Georgia, Louisiana, North Carolina, and Tennessee Municipal Bond Funds. Scott, who has 8 years of investment experience, began managing the Nuveen Louisiana Fund in 2003. Dan has 9 years of investment experience and began managing the Nuveen Georgia, North Carolina, and Tennessee Funds in March 2007.

What factors had the greatest influence on the U.S. economy and the municipal bond market during the twelve-month period ended May 31, 2008?

The U.S. economy weakened noticeably as the year progressed. In the second quarter of 2007, U.S. gross domestic product (GDP), a closely watched measure of economic performance, grew at an annual rate of 3.8 percent, followed by a surprisingly robust 4.9 percent annual growth rate in the third quarter (all GDP numbers annualized). By the final quarter, however, GDP growth shrunk to an annualized 0.6 percent – the slowest quarterly economic expansion since late 2002. The sluggishness continued into the first three months of 2008, with growth of just 1.0 percent (annualized) during that time. The deteriorating housing market was one factor that had a far-ranging negative impact on the economy. Rising inflation also hurt, with increased food and energy costs weighing down consumer spending. The Consumer Price Index (CPI) rose by 4.1 percent in 2007, compared to a more-modest 2.6 percent in 2006. In May 2008 alone, the CPI grew by a surprising 0.8 percent and stood more than 4 percent higher than its level of a year earlier.

These past twelve months proved to be a remarkably volatile period for municipal bond investors. While the period began quietly enough, conditions started to become much more challenging in August 2007. Falling home values led to rising mortgage defaults and significant losses in bonds backed by sub-prime mortgages. Fixed- income investors became more concerned about risk and, in a “flight to quality,” flocked to U.S. Treasury bonds while shunning nearly every other corner of the bond market – including municipal securities, whose prices fell dramatically in August.

While the tax-exempt bond market bounced back in September 2007, conditions once again worsened later in the year and in early 2008. Various municipal bond insurers with indirect exposure to sub-prime loans were downgraded, in many cases causing substantial underperformance in the municipal bonds they guaranteed.

As nervous investors sought to reduce their risk, many began to purchase shorter-duration bonds – meaning those with less price sensitivity to changes in interest rates. These bonds performed the best over this period, aided by an aggressive series of Federal Reserve cuts in short-term interest rates. Conversely, longer-duration bonds, which carry more interest rate risk, did relatively poorly.

In general, lower-rated municipal securities significantly underperformed their higher-rated counterparts in this risk-averse environment, with the market’s high-yield segment faring the worst overall. However, most individual issuers remained financially solid, even as the prices of lower-rated bonds fell. Market conditions stabilized in the period’s final two months, especially among higher-rated bonds.

Calendar year 2007 was the third-consecutive year of very heavy municipal bond issuance. Large supplies coupled with significantly reduced demand beginning in late summer served to further depress the market for much of the period. Total new

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Annual Report    Page 2

Class A Shares—

Average Annual Total Returns

as of 5/31/08

	1-Year	5-Year	10-Year
Nuveen Georgia Municipal Bond Fund
A Shares at NAV	1.35%	3.04%	4.20%
A Shares at Offer	-2.90%	2.16%	3.76%
Lipper Georgia Municipal Debt Funds Category Average[1]	2.02%	2.61%	4.02%
Lehman Brothers Georgia Municipal Bond Index[2]	4.85%	3.47%	5.05%
Lehman Brothers Municipal Bond Index[3]	3.87%	3.67%	5.06%

Nuveen Louisiana Municipal Bond Fund
A Shares at NAV	1.24%	2.92%	4.19%
A Shares at Offer	-3.00%	2.03%	3.74%
Lipper Other States Municipal Debt Funds Category Average[1]	2.10%	2.78%	3.91%
Lehman Brothers Louisiana Municipal Bond Index[2]	2.24%	4.11%	5.06%
Lehman Brothers Municipal Bond Index[3]	3.87%	3.67%	5.06%

Nuveen North Carolina Municipal Bond Fund
A Shares at NAV	2.14%	3.03%	4.30%
A Shares at Offer	-2.18%	2.15%	3.84%
Lipper North Carolina Municipal Debt Funds Category Average[1]	0.76%	2.57%	3.89%
Lehman Brothers North Carolina Municipal Bond Index[2]	5.16%	3.73%	5.11%
Lehman Brothers Municipal Bond Index[3]	3.87%	3.67%	5.06%

	1-Year	5-Year	10-Year
Nuveen Tennessee Municipal Bond Fund
A Shares at NAV	3.32%	3.40%	4.46%
A Shares at Offer	-0.98%	2.52%	4.02%
Lipper Other States Municipal Debt Funds Category Average[1]	2.10%	2.78%	3.91%
Lehman Brothers Tennessee Municipal Bond Index[2]	2.59%	3.18%	4.95%
Lehman Brothers Municipal Bond Index[3]	3.88%	3.68%	5.06%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2 percent maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

For additional information, see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

1	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories. The Lipper Georgia Municipal Debt Funds Category Average contained 20, 19 and 16 funds, the Lipper North Carolina Municipal Debt Funds Category Average had 28, 22 and 20 funds, the Lipper Other States Municipal Debt Funds Category Average had 144, 135 and 115 funds for the one-year, five-year and ten-year periods ended May 31, 2008, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Lehman Brothers Georgia Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Georgia bonds with maturities of two years or greater. The Lehman Brothers Louisiana Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Louisiana bonds with maturities of two years or greater. The Lehman Brothers North Carolina Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt North Carolina bonds with maturities of two years or greater. The Lehman Brothers Tennessee Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Tennessee bonds with maturities of two years or greater. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

3	The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

Annual Report    Page 3

supply in 2007 exceeded $427 billion nationally – a record level that was 10 percent higher than the prior year, itself the third-highest total on record. Municipal issuance slowed markedly, however, in the first five months of 2008, with new supply of $173 billion representing a 6 percent drop compared to the same period in 2007.

Also of note in the municipal market, the U.S. Supreme Court in May 2008 ruled that individual states could continue to offer their residents special tax breaks on municipal bonds issued within their borders. The high court’s decision in Department of Revenue of the Commonwealth of Kentucky vs. Davis preserved tax rules in forty-two states, allowing them to continue to exempt from taxation the income their residents earn on in-state municipal bonds while taxing the income earned on municipal bonds issued in other states.

What type of economic environment did the four states profiled in this report experience during the period?

Georgia’s diverse economy continued to grow, although at a slower pace than in recent years. The state adopted a $20 billion budget for its 2008 fiscal year, an increase of nearly 9 percent compared to fiscal 2007. Revenue collections for fiscal 2007 were higher than expected, with the state’s total general fund revenues exceeding projections by $818 million, or 4.5 percent. Georgia has benefited from its relatively diverse economy and broad-based job growth in recent years, rebuilding from declines seen in 2002 and 2003. One positive factor for the state was in the housing market, which did not inflate to the degree seen in other parts of the country. In May 2008, Georgia’s unemployment rate stood at 5.8 percent, 1.4 percentage points above its May 2007 average and 0.3 percent above the national rate of 5.5 percent. As a result of the state’s conservative fiscal management, moderate debt burden, well-funded pensions, and strong revenue position, Georgia general obligation debt held its credit rating of AAA and Aaa from Standard & Poor’s and Moody’s, respectively, throughout the period. New Georgia municipal issuance totaled $10.8 billion during the twelve-month reporting period, a 14 percent year-over-year increase in supply. The state’s debt-per-capita was above average at $923, compared to a median of $787 as measured by Moody’s.

Louisiana’s economy grew by an estimated 2.6 percent in 2007, down from 4.3 percent in 2006 but still enough to place 14th nationwide. That performance was faster than the 1.5 percent growth seen in the Southeast region and also outpaced the nationwide expansion of 2.0 percent. Unemployment in Louisiana stood at 4.0 percent in May 2008 – tied for 12th lowest in the United States and reflecting a modest improvement from the state’s 4.1 percent jobless rate the previous year. The state saw $7.1 billion of municipal issuance during the twelve-month reporting period – a 23 percent year-over-year increase. Issuance was even more robust in the first five months of 2008, with a 27 percent increase compared to a national decline of 6 percent during that time. At period end, the state maintained credit ratings of A and A2 from Standard & Poor’s and Moody’s, respectively.

The North Carolina economy continued its transition away from manufacturing to a more-service-based economy. Manufacturing, however, along with government/military employment continues to be the state’s largest sources of employment. After several stressful years, the state’s fiscal picture has improved more recently, with its general fund now reporting a positive balance of $1.7 billion, up from $1.1 billion in the previous year. North Carolina’s $21 billion budget for the 2008 fiscal year was about 5 percent higher than the previous year’s budget, with major areas of higher spending including teacher and state employee compensation, Medicaid, and education. The state’s revenue collections were projected to increase by a conservative 1.7 percent. In the 2007 fiscal year, the state lowered its top income tax rate from 8 percent to 7.75 percent. This change was projected to reduce revenue collections by $45.8 million and $93.7 million in the 2008 and 2009 fiscal years, respectively. North Carolina’s May 2008 unemployment rate was 5.8 percent, above the national average as well as the state’s 4.8 percent rate of a year earlier. Municipal supply in the state totaled $8.3 billion during the twelve

Annual Report    Page 4

months ending May 31, 2008. That total reflects a year-over-year decline of 9 percent. Debt-per-capita was a moderate $782, very slightly below Moody’s median level of $787. At period end, North Carolina’s credit rating was AAA/Aaa from Standard & Poor’s and Moody’s, respectively.

Tennessee has managed to stabilize its budget picture in recent years, benefiting from having a well funded retirement program, a low debt burden, and steady employment growth, despite job losses in the manufacturing sector. Nevertheless, the state’s economy has turned in only modest growth, with weakness spreading to sectors such as trade, transportation, business, and financial services. On the positive side, the housing market downturn has had a minimal effect on the Tennessee economy because the state did not experience the same overbuilding seen in other states. Debt-per-capita in Tennessee stood at $210, considerably below the median level of $787, as measured by Moody’s. A revised budget for the 2009 fiscal year was recently introduced by Governor Bredesen. The new proposal provided $468 million worth of spending reductions, including cuts in state employment and education programs. New supply in the Tennessee municipal market totaled $7.5 billion during the past year, a 14 percent year-over-year drop. The state’s unemployment rate rose to 6.4 percent in May 2008, up from 4.7 percent the previous year. At the end of the period, Tennessee held credit ratings of AA+ and Aa1 from Standard & Poor’s and Moody’s, respectively.

How did the Funds perform during this period?

The table on page three provides Class A share total returns for the four Funds for the one-year, five-year, and ten-year periods ending May 31, 2008. Each Fund’s total returns are compared with the returns of its corresponding Lipper peer fund category and relevant Lehman Brothers index.

The North Carolina and Tennessee Funds saw their Class A shares at net asset value (NAV) outperform their respective Lipper peer groups over the twelve month period, while the Georgia and Louisiana Funds underperformed their respective Lipper peer groups. The Tennessee Fund also outperformed its state Lehman Brothers index and the Georgia, Louisiana, and North Carolina Funds underperformed their respective state Lehman Brothers indexes. All four funds underperformed the national Lehman Brothers index. The factors determining the performance of each Fund are discussed later in the report.

What strategies were used to manage the Funds during the period? How did these strategies influence performance?

All four Funds continued to employ the same fundamental investment strategies and tactics used in previous years, although our ability to implement those strategies depended on the individual characteristics of the four portfolios as well as market conditions within each state. Below we outline our specific approaches to managing the Georgia, Louisiana, North Carolina and Tennessee Funds, as well as discuss noteworthy factors influencing each Fund’s performance.

Nuveen Georgia Municipal Bond Fund

The Georgia Fund’s performance was meaningfully hurt by our duration positioning during the twelve-month period. Specifically, we were overweighted in bonds on the longest end of the yield curve. These bonds, which have greater amounts of interest rate risk, underperformed in light of investors’ increased caution. We also were underweighted in short-duration debt, and lacking substantial exposure to this strong-performing category also detracted from relative total return.

The Fund’s general tax-supported bonds were some of its best individual performers. Also performing well on an individual basis were shorter-dated, higher-quality bonds – including a number of issues that had been advance refunded4 in prior years. This was unsurprising, given the market’s recent concerns over credit quality and these bonds’ relatively high

4 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Annual Report    Page 5

credit ratings. However, the Fund’s industrial development revenue (IDR) bonds – which as a whole tend to have lower credit ratings – underperformed during the period, as did some lower-rated health care issues. Overall, the portfolio’s exposure to strong-performing tax-supported debt was more-limited, while it remained overweighted in IDR issues. Both of these stances hampered the Fund’s recent performance.

As a whole, credit quality allocation made a positive contribution to performance. A modest overweighting in high-quality bonds along with a slight underweighting in BBB-rated debt was helpful in light of market conditions.

Most of our new purchases during the period tended to be of bonds in higher-quality sectors, which we favored for their defensive characteristics and potential to continue to do fairly well even in a deteriorating economy. Specifically, we bought a variety of general obligation school-related bonds, as well as a handful of water/sewer revenue bonds. We also took advantage of the municipal market’s volatility to add lower-rated health care and IDR issues at what we believed were unusually attractive long-term values. Most of our new purchases were of intermediate- and longer-dated bonds. This approach allowed us to modestly extend the Fund’s duration (meaning its sensitivity to changes in interest rates), which was at the shorter end of our target range during the period.

Another way we took advantage of volatile market conditions was to participate selectively in the auction rate securities market, which experienced significant dislocations in the period’s final months. Because of their extremely short durations, auction rate securities have traditionally been far more popular with money market fund managers than municipal bond managers. But as credit market troubles led to much-reduced demand, yields on these issues rose to unprecedented levels – in some cases exceeding 8 percent. We saw a unique opportunity to buy some of these securities at extremely attractive prices relative to their income.

Nuveen Louisiana Municipal Bond Fund

Our duration positioning modestly detracted from the Louisiana Fund’s performance during the period. The Fund was more heavily exposed to the long end of the yield curve, which lost ground, and relatively underweighted in strong-performing shorter-duration issues. A bigger negative performance impact, however, came from our rating and sector exposure. Specifically, we were underexposed to AAA-rated bonds and overexposed to BBB-rated issues. These allocations hampered performance, given the strong results of high-quality bonds and the relatively weak performance of lower-rated debt during the challenging market conditions.

Although our exposure to the BBB category detracted from total return, we did benefit from the outperformance of selected credits in the portfolio. Conversely, weak results from our lower-rated tobacco bonds hurt performance and some of our AAA-rated holdings backed by downgraded municipal bond insurance companies – especially Financial Guaranty Insurance Company (FGIC) and CIFG – did relatively poorly during the past year. However, we remained confident in the underlying credit quality of these underperforming issues.

Being slightly overweighted in bonds subject to the alternative minimum tax (AMT) detracted from the Fund’s results because many of these bonds tended to be lower-rated. However, a number of the individual AMT bonds we owned were solid performers in relative terms, which counterbalanced some of the negative results in this category. Other strong individual performers included housing bonds with short average maturities, which benefited from having relatively high coupons and short durations. Several of our short-maturity zero-coupon bonds also performed well.

Given the municipal market’s considerable volatility at various times during the past year, we took advantage of credit market weakness by buying lower-rated bonds that we believed were fundamentally sound but trading at unusually attractive prices. While some of these bonds showed some relative underperformance in recent months, most of these purchases offered high coupon interest and relatively long maturities, enabling us to lock in the value we identified for an extended time.

Annual Report    Page 6

To fund some of the portfolio additions, we sold some of our high-quality, short-maturity positions. We already were sufficiently exposed to this part of the market, and, in our view, these bonds offered less compelling future return potential. We also put the proceeds of recent housing bond calls to work.

Nuveen North Carolina Municipal Bond Fund

The North Carolina Fund benefited over this period from favorable credit rating allocations. Because of the high-quality nature of many issuers within the state, we were relatively underweighted in lower-rated bonds and overweighted in higher-quality AAA-rated and AA-rated bonds. Given investors’ caution during the period, this positioning made a positive contribution to total return. However, many of the individual lower-rated issues we did own – including certain industrial development revenue (IDR), hospital, continuing care retirement facility, and a small position in Puerto Rico tobacco bonds – were relatively poor performers.

Duration positioning also had a negative impact on performance. We were slightly overweighted in weak-performing longer-duration bonds while underweighted in very-short-duration issues, which as a category did relatively well. On an individual basis, the Fund was helped the most by our higher-quality, shorter-maturity positions, including North Carolina general obligation debt and previously advance refunded bonds. A number of our holdings were also advance refunded during the period, generating significant price appreciation that added to total returns. In addition, the Fund also received a positive contribution from its utility bond holdings, which benefited from their defensive nature.

As in the Georgia Fund, new purchases were largely focused on higher-quality securities, which we favored for their defensiveness. Along those lines, we bought bonds in a variety of sectors, including water/sewer, higher education, and utilities, as well as tax-supported general obligation bonds. We also purchased a number of higher quality certificate-of-participation (COP) bonds, which tends to make up a sizeable portion of the North Carolina municipal market.

Besides this higher-quality focus, we also took advantage of occasional market dislocations to add lower-quality bonds that we believed were offering particularly compelling values for our shareholders. Most of this opportunistic buying took place in the health care sector. In addition, we pursued unusual opportunities in the auction rate securities market. As in Georgia, the final few months of the period saw these issues offering surprisingly high yields.

Most of our new purchases were focused on intermediate- and longer-duration bonds, as this enabled us to maintain our desired interest rate positioning. As part of our duration management efforts, the portfolio also included two inverse-floating-rate trusts, whose levels of income vary inversely with interest rate movements. These positions added to our duration and provided the portfolio with additional income-earning potential. To fund our new purchases, we were largely reinvesting fund inflows as well the proceeds of bond calls. We also took advantage of strong bids to sell a limited amount of bonds that were attractive to the retail market.

Nuveen Tennessee Municipal Bond Fund

The Tennessee Fund’s performance benefited from its duration positioning, with an underweighting on the relatively poor-performing long end of the yield curve along with an overweighting to intermediate-duration bonds. This positioning helped compensate for a more-modest allocation to shorter-duration bonds. Owning more of this strong-performing category would have added to our performance.

The Fund’s rating allocations also made a positive return contribution during this period. Specifically, we benefited from healthy exposure to higher-quality issues, which appreciated as investors participated in a “flight to quality.” We were overweighted in advance refunded bonds, whose very short maturities and high degree of credit quality were significant positives. However, the Fund was underweighted in tax-supported bonds, a relatively strong-performing group, and saw disappointing results from our industrial development revenue bonds (IDR).

Annual Report    Page 7

Not surprisingly given the challenging market conditions, lower-rated bonds were among the portfolio’s weakest performers. A number of lower-rated health care positions lagged, as did bonds backed by downgraded municipal bond insurers. Another source of underperformance came from owning gas prepaid bonds5, although being relatively underexposed to this poor-performing part of the market was fortunate.

New purchases tended to focus on essential service bonds such as water/sewer, electric utility, and health care issues, all of which we believed offered valuable defensiveness in a difficult economic environment. For the most part, most of these issues offered desirable structures with premium coupons and longer maturity dates. Additional purchases included a school district general obligation bond issue as well as a lower-rated industrial development revenue bond issue.

While we sought to add longer-dated bonds when available, we were unable to purchase enough of them to maintain our desired interest rate exposure. Accordingly, to maintain duration at the Fund’s target level, we made use of derivative financial instruments with forward interest rate swaps. These positions enabled us to add duration without requiring us to sell existing positions that we found attractive or establish new holdings that we did not believe offered sufficient value. The Fund’s derivative positions provided a positive performance contribution during the past year. Also as part of our duration management efforts, we had owned inverse floating rate trusts in the portfolio. As market conditions became more volatile, however, it was becoming economically undesirable to maintain these trusts, leading us to eliminate our inverse floater position in the period’s final months.

Dividend Information

All four share classes of the Georgia Fund saw a decrease to their monthly dividend in February 2008, while the Louisiana Fund’s Class B and Class C shares experienced one May 2008 dividend increase. All share classes of the North Carolina Fund saw a dividend decrease in February 2008, and the Fund’s Class C shares saw a May 2008 dividend increase. The Tennessee Fund’s Class B shares also experienced a dividend increase in May 2008.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of May 31, 2008, all of the Funds in this report had positive UNII balances for tax purposes. The Georgia, North Carolina, and Tennessee Funds had negative UNII balances and the Louisiana Fund had a positive UNII balance for financial statement purposes.

Recent Developments Regarding Bond Insurance Companies

The portfolios of investments reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. During the period covered by this report, each of these insures experienced one or more rating reductions by at least one or more rating agencies. Subsequent to May 31, 2008, at least one rating agency further reduced their rating and at least one rating agency had withdrawn their rating for AMBAC-insured and MBIA-insured bonds. At the time this report was prepared, at least one rating agency has placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers. It is important to note that municipal bonds historically have had a very low rate of default.

5 Prepaid Gas Bonds are bonds issued to finance the prepayment of a 30-year supply of natural gas for the Salt River Agricultural Improvement and Power District.

Annual Report    Page 8

Nuveen Georgia Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Louisiana Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with their relevant Lehman Brothers index. Returns would be different for the other share classes. The Lehman Brothers Georgia Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Georgia bonds with maturities of two years or greater. The Lehman Brothers Louisiana Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Louisiana bonds with maturities of two years or greater. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 9

Nuveen North Carolina Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Tennessee Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with their relevant Lehman Brothers index. Returns would be different for the other share classes. The Lehman Brothers North Carolina Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt North Carolina bonds with maturities of two years or greater. The Lehman Brothers Tennessee Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Tennessee bonds with maturities of two years or greater. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 10

Fund Spotlight as of 5/31/08 Nuveen Georgia Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FGATX	NMUBX	FGACX	FGARX
NAV	$10.66	$10.69	$10.63	$10.63
Latest Monthly Dividend[2]	$0.0350	$0.0285	$0.0300	$0.0370
Latest Capital Gain and Ordinary Income Distribution[3]	$0.0118	$0.0118	$0.0118	$0.0118
Inception Date	3/27/86	2/18/97	1/04/94	2/14/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 5/31/08

A Shares	NAV	Offer
1-Year	1.35%	-2.90%
5-Year	3.04%	2.16%
10-Year	4.20%	3.76%

B Shares	w/o CDSC	w/CDSC
1-Year	0.89%	-3.01%
5-Year	2.33%	2.16%
10-Year	3.58%	3.58%

C Shares	NAV
1-Year	0.79%
5-Year	2.49%
10-Year	3.63%

I Shares	NAV
1-Year	1.58%
5-Year	3.25%
10-Year	4.42%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[4]	3.94%	3.77%
30-Day Yield[4]	3.62%	—
SEC 30-Day Yield[4,5]	—	3.46%
Taxable-Equivalent Yield[5,6]	5.35%	5.11%

B Shares	NAV
Dividend Yield[4]	3.20%
30-Day Yield[4]	2.87%
Taxable-Equivalent Yield[6]	4.24%

C Shares	NAV
Dividend Yield[4]	3.39%
30-Day Yield[4]	3.07%
Taxable-Equivalent Yield[6]	4.53%

I Shares	NAV
Dividend Yield[4]	4.18%
SEC 30-Day Yield[4]	3.82%
Taxable-Equivalent Yield[6]	5.64%

Average Annual Total Returns as of 6/30/2008

A Shares	NAV	Offer
1-Year	0.75%	-3.52%
5-Year	2.94%	2.07%
10-Year	4.09%	3.65%

B Shares	w/o CDSC	w/CDSC
1-Year	0.30%	-3.58%
5-Year	2.24%	2.07%
10-Year	3.48%	3.48%

C Shares	NAV
1-Year	0.19%
5-Year	2.39%
10-Year	3.52%

I Shares	NAV
1-Year	0.88%
5-Year	3.16%
10-Year	4.31%

Portfolio Statistics
Net Assets ($000)	$227,972
Average Effective Maturity on Securities (Years)	16.31
Average Duration	6.70

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.82%	0.80%	5/31/07
Class B	1.58%	1.56%	5/31/07
Class C	1.37%	1.35%	5/31/07
Class I	0.62%	0.60%	5/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008 Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008 the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 2, 2008. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2008.

3	Paid December 5, 2007. Capital gains and/or ordinary income are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 32.3%.

Annual Report    Page 11

Fund Spotlight as of 5/31/08 Nuveen Georgia Municipal Bond Fund

Bond Credit Quality1,2

Industries[2]
Water and Sewer	17.8%
Health Care	15.8%
Tax Obligation/General	15.3%
U.S. Guaranteed	13.7%
Education and Civic Organizations	9.9%
Tax Obligation/Limited	8.6%
Utilities	6.0%
Other	12.9%
1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of May 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/08)	$997.00	$993.40	$994.20	$998.10	$1,020.90	$1,017.15	$1,018.15	$1,021.90
Expenses Incurred During Period	$4.09	$7.82	$6.83	$3.10	$4.14	$7.92	$6.91	$3.13

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .82%, 1.57%, 1.37% and ..62% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report    Page 12

Fund Spotlight as of 5/31/08 Nuveen Louisiana Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FTLAX	FTLBX	FTLCX	FTLRX
NAV	$10.83	$10.83	$10.80	$10.86
Latest Monthly Dividend[2]	$0.0380	$0.0315	$0.0335	$0.0400
Latest Capital Gain and Ordinary Income Distribution[3]	$0.0507	$0.0507	$0.0507	$0.0507
Inception Date	9/12/89	2/06/97	2/02/94	2/25/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 5/31/08

A Shares	NAV	Offer
1-Year	1.24%	-3.00%
5-Year	2.92%	2.03%
10-Year	4.19%	3.74%

B Shares	w/o CDSC	w/CDSC
1-Year	0.57%	-3.30%
5-Year	2.16%	1.99%
10-Year	3.58%	3.58%

C Shares	NAV
1-Year	0.70%
5-Year	2.36%
10-Year	3.62%

I Shares	NAV
1-Year	1.46%
5-Year	3.07%
10-Year	4.42%

Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[4]	4.21%	4.04%
30-Day Yield[4]	4.79%	—
SEC 30-Day Yield[4,5]	—	4.59%
Taxable-Equivalent Yield[5,6]	6.96%	6.67%

B Shares	NAV
Dividend Yield[4]	3.49%
30-Day Yield[4]	4.03%
Taxable-Equivalent Yield[6]	5.86%

C Shares	NAV
Dividend Yield[4]	3.72%
30-Day Yield[4]	4.24%
Taxable-Equivalent Yield[6]	6.16%

I Shares	NAV
Dividend Yield[4]	4.42%
SEC 30-Day Yield[4]	4.99%
Taxable-Equivalent Yield[6]	7.25%

Average Annual Total Returns as of 6/30/2008

A Shares	NAV	Offer
1-Year	0.66%	-3.59%
5-Year	2.86%	1.98%
10-Year	4.06%	3.61%

B Shares	w/o CDSC	w/CDSC
1-Year	-0.10%	-3.94%
5-Year	2.10%	1.93%
10-Year	3.45%	3.45%

C Shares	NAV
1-Year	0.12%
5-Year	2.30%
10-Year	3.49%

I Shares	NAV
1-Year	0.88%
5-Year	3.03%
10-Year	4.28%

Portfolio Statistics
Net Assets ($000)	$88,221
Average Effective Maturity on Securities (Years)	18.54
Average Duration	7.94

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.97%	0.96%	5/31/07
Class B	1.73%	1.71%	5/31/07
Class C	1.52%	1.50%	5/31/07
Class I	0.77%	0.75%	5/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008 Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008 the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 2, 2008. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2008.

3	Paid December 5, 2007. Capital gains and/or ordinary income are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 31.2%.

Annual Report    Page 13

Fund Spotlight as of 5/31/08 Nuveen Louisiana Municipal Bond Fund

Bond Credit Quality1,2

Industries[2]
Tax Obligation/Limited	25.8%
Health Care	18.0%
Tax Obligation/General	17.4%
Education and Civic Organizations	8.1%
Housing/Single Family	8.0%
Utilities	6.4%
Consumer Staples	4.4%
Other	11.9%
1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of May 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide\d by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/08)	$991.10	$988.20	$988.40	$992.20	$1,020.28	$1,016.53	$1,017.53	$1,021.33
Expenses Incurred During Period	$4.70	$8.42	$7.43	$3.66	$4.77	$8.54	$7.54	$3.71

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .94%, 1.69%, 1.49% and ..73% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report    Page 14

Fund Spotlight as of 5/31/08 Nuveen North Carolina Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FLNCX	FBNCX	FCNCX	FCNRX
NAV	$10.21	$10.24	$10.22	$10.25
Latest Monthly Dividend[2]	$0.0335	$0.0270	$0.0290	$0.0350
Latest Capital Gain and Ordinary Income Distribution[3]	$0.0055	$0.0055	$0.0055	$0.0055
Inception Date	3/27/86	2/25/97	10/04/93	2/05/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 5/31/08

A Shares	NAV	Offer
1-Year	2.14%	-2.18%
5-Year	3.03%	2.15%
10-Year	4.30%	3.84%

B Shares	w/o CDSC	w/CDSC
1-Year	1.46%	-2.47%
5-Year	2.27%	2.10%
10-Year	3.68%	3.68%

C Shares	NAV
1-Year	1.64%
5-Year	2.49%
10-Year	3.74%

I Shares	NAV
1-Year	2.51%
5-Year	3.26%
10-Year	4.51%

Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[4]	3.94%	3.77%
30-Day Yield[4]	3.60%	—
SEC 30-Day Yield[4,5]	—	3.45%
Taxable-Equivalent Yield[5,6]	5.42%	5.20%

B Shares	NAV
Dividend Yield[4]	3.16%
30-Day Yield[4]	2.85%
Taxable-Equivalent Yield[6]	4.29%

C Shares	NAV
Dividend Yield[4]	3.41%
30-Day Yield[4]	3.05%
Taxable-Equivalent Yield[6]	4.59%

I Shares	NAV
Dividend Yield[4]	4.10%
SEC 30-Day Yield[4]	3.80%
Taxable-Equivalent Yield[6]	5.72%

Average Annual Total Returns as of 6/30/2008

A Shares	NAV	Offer
1-Year	1.71%	-2.55%
5-Year	2.93%	2.06%
10-Year	4.14%	3.69%

B Shares	w/o CDSC	w/CDSC
1-Year	0.94%	-2.97%
5-Year	2.17%	2.00%
10-Year	3.52%	3.52%

C Shares	NAV
1-Year	1.12%
5-Year	2.37%
10-Year	3.57%

I Shares	NAV
1-Year	1.88%
5-Year	3.14%
10-Year	4.35%

Portfolio Statistics
Net Assets ($000)	$386,259
Average Effective Maturity on Securities (Years)	16.85
Average Duration	5.97

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.93%	0.90%	5/31/07
Class B	1.68%	1.66%	5/31/07
Class C	1.48%	1.45%	5/31/07
Class I	0.72%	0.69%	5/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008 Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008 the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 2, 2008. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2008.

3	Paid December 5, 2007. Capital gains and/or ordinary income are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 33.6%.

Annual Report    Page 15

Fund Spotlight as of 5/31/08 Nuveen North Carolina Municipal Bond Fund

Bond Credit Quality1,2

Industries[2]
Tax Obligation/Limited	26.9%
Health Care	14.3%
Water and Sewer	11.7%
Education and Civic Organizations	10.5%
Utilities	9.5%
Tax Obligation/General	9.2%
U.S. Guaranteed	6.3%
Other	11.6%
1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of May 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/08)	$1,007.90	$1,004.00	$1,005.00	$1,009.70	$1,020.82	$1,017.07	$1,018.07	$1,021.82
Expenses Incurred During Period	$4.19	$7.94	$6.94	$3.19	$4.22	$7.99	$6.99	$3.21

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.59%, 1.39% and ..64% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report    Page 16

Fund Spotlight as of 5/31/08 Nuveen Tennessee Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FTNTX	FMTBX	FTNCX	FTNRX
NAV	$11.12	$11.13	$11.11	$11.11
Latest Monthly Dividend[2]	$0.0375	$0.0310	$0.0325	$0.0395
Latest Capital Gain and Ordinary Income Distribution[3]	$0.0655	$0.0655	$0.0655	$0.0655
Inception Date	11/02/87	2/25/97	10/04/93	2/06/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 5/31/08

A Shares	NAV	Offer
1-Year	3.32%	-0.98%
5-Year	3.40%	2.52%
10-Year	4.46%	4.02%

B Shares	w/o CDSC	w/CDSC
1-Year	2.55%	-1.40%
5-Year	2.63%	2.46%
10-Year	3.85%	3.85%

C Shares	NAV
1-Year	2.77%
5-Year	2.83%
10-Year	3.89%

I Shares	NAV
1-Year	3.45%
5-Year	3.59%
10-Year	4.67%

Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[4]	4.05%	3.88%
30-Day Yield[4]	3.51%	—
SEC 30-Day Yield[4,5]	—	3.36%
Taxable-Equivalent Yield[5,6]	5.18%	4.96%

B Shares	NAV
Dividend Yield[4]	3.34%
30-Day Yield[4]	2.76%
Taxable-Equivalent Yield[6]	4.08%

C Shares	NAV
Dividend Yield[4]	3.51%
30-Day Yield[4]	2.97%
Taxable-Equivalent Yield[6]	4.39%

I Shares	NAV
Dividend Yield[4]	4.27%
SEC 30-Day Yield[4]	3.71%
Taxable-Equivalent Yield[6]	5.48%

Average Annual Total Returns as of 6/30/2008

A Shares	NAV	Offer
1-Year	2.94%	-1.39%
5-Year	3.39%	2.50%
10-Year	4.35%	3.91%

B Shares	w/o CDSC	w/CDSC
1-Year	2.18%	-1.76%
5-Year	2.63%	2.46%
10-Year	3.73%	3.73%

C Shares	NAV
1-Year	2.30%
5-Year	2.83%
10-Year	3.77%

I Shares	NAV
1-Year	3.16%
5-Year	3.61%
10-Year	4.56%

Portfolio Statistics
Net Assets ($000)	$334,533
Average Effective Maturity on Securities (Years)	14.92
Average Duration	5.70

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.85%	0.85%	5/31/07
Class B	1.60%	1.60%	5/31/07
Class C	1.40%	1.40%	5/31/07
Class I	0.65%	0.65%	5/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses.

1	Effective May 1, 2008 Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008 the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 2, 2008. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2008.

3	Paid December 5, 2007. Capital gains and/or ordinary income are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 32.3%.

Annual Report    Page 17

Fund Spotlight as of 5/31/08 Nuveen Tennessee Municipal Bond Fund

Bond Credit Quality1,2

Industries[2]
U.S. Guaranteed	23.0%
Tax Obligation/General	18.7%
Utilities	16.9%
Health Care	13.6%
Water and Sewer	12.5%
Housing/Single Family	4.0%
Other	11.3%
1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments, excluding derivative transactions, as of May 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/08)	$1,010.10	$1,006.30	$1,007.30	$1,010.30	$1,020.86	$1,017.11	$1,018.11	$1,021.86
Expenses Incurred During Period	$4.16	$7.92	$6.92	$3.16	$4.19	$7.96	$6.96	$3.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.58%, 1.38% and ..63% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report    Page 18

Portfolio of Investments

Nuveen Georgia Municipal Bond Fund

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 9.8%

$5,000	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.000%, 7/01/39	7/17 at 100.00	A1	$4,861,450

	Bulloch County Development Authority, Georgia, Student Housing and Athletic Facility Lease Revenue Bonds, Georgia Southern University, Series 2004:
1,625	5.250%, 8/01/22 – XLCA Insured	8/14 at 100.00	A1	1,672,271
1,700	5.250%, 8/01/23 – XLCA Insured	8/14 at 100.00	A1	1,744,880

1,235	Carrollton Payroll Development Authority, Georgia, Revenue Anticipation Certificates, University of West Georgia, Campus Center Project, Series 2004, 5.250%, 8/01/23 – MBIA Insured	8/14 at 100.00	AAA	1,310,063

1,400	Carrollton Payroll Development Authority, Georgia, Student Housing Revenue Bonds, University of West Georgia, Series 2004A, 5.000%, 9/01/21 – XLCA Insured	9/14 at 100.00	A2	1,416,380

3,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2001, 5.125%, 10/01/32 – AMBAC Insured	4/12 at 100.00	AAA	3,041,970

1,835	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004, 5.250%, 5/01/17 – MBIA Insured	5/14 at 100.00	AAA	1,981,561

900	Gainesville Redevelopment Authority, Georgia, Educational Facilities Revenue Bonds, Riverside Military Academy Project, Series 2007, 5.125%, 3/01/37	3/17 at 100.00	N/R	762,884

3,535	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Compass Point LLC Project, Series 2005, 5.000%, 7/01/25 – XLCA Insured	7/15 at 100.00	A2	3,486,923

2,190	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Center LLC, Series 2005A, 5.000%, 12/01/34 – XLCA Insured	12/15 at 100.00	A–	2,079,119
22,420	Total Education and Civic Organizations			22,357,501
	Health Care – 12.7%

3,150	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998, 5.375%, 12/01/28	12/08 at 102.00	BB+	2,895,165

135	Chatham County Hospital Authority, Savannah, Georgia, Hospital Revenue Bonds, Memorial Health University Medical Center Inc., Series 2004A, 5.500%, 1/01/34	1/14 at 100.00	BBB	118,037

4,200	Chatham County Hospital Authority, Savannah, Georgia, Hospital Revenue Improvement Bonds, Memorial Health University Medical Center Inc., Series 2001A, 6.125%, 1/01/24	7/11 at 101.00	BBB	4,209,492

2,200	Clark County Hospital Authority, Georgia, Hospital Revenue Bonds, Athens Regional Medical Center, Series 2007, 5.000%, 1/01/32 – MBIA Insured	1/17 at 100.00	AAA	2,221,318

1,415	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center Project, Series 1999, 5.250%, 1/01/29 – MBIA Insured	1/09 at 101.00	AAA	1,439,833

	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
1,885	5.000%, 12/01/16	12/14 at 100.00	BBB	1,814,859
1,000	5.000%, 12/01/26	12/14 at 100.00	BBB	862,570

1,145	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2003, 5.000%, 7/01/20 – MBIA Insured	7/13 at 101.00	Aaa	1,191,247

1,625	Henry County Hospital Authority, Georgia, Revenue Certificates, Henry Medical Center, Series 2004, 5.000%, 7/01/21 – MBIA Insured	7/14 at 101.00	Aaa	1,689,854

2,500	Houston County Hospital Authority, Georgia, Revenue Bonds, Houston Healthcare Project, Series 2007, 5.250%, 10/01/35	10/17 at 100.00	A2	2,490,825

2,240	Richmond County Development Authority, Georgia, Revenue Bonds, Medical College of Georgia, Cancer Research Center Project, Series 2004A, 5.000%, 12/15/24 – AMBAC Insured	12/14 at 100.00	AAA	2,281,216

2,250	Royston Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Healthcare System Inc., Series 1999, 6.500%, 7/01/27	7/09 at 102.00	N/R	2,256,368

3,250	Savannah Hospital Authority, Georgia, Revenue Bonds, St. Joseph's/Candler Health System, Series 2003, 5.250%, 7/01/23 – RAAI Insured	1/14 at 100.00	AA	3,282,728

Portfolio of Investments

Nuveen Georgia Municipal Bond Fund (continued)

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,250	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2007, 5.000%, 10/01/33	10/17 at 100.00	A+	$2,157,840
29,245	Total Health Care			28,911,352
	Housing/Multifamily – 4.5%

3,625	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Series 2007A, 5.250%, 7/15/38 – AMBAC Insured	7/17 at 100.00	Aaa	3,666,688

1,400	DeKalb County Housing Authority, Georgia, Multifamily Housing Revenue Bonds, Green of Stonecrest Apartments, Series 2001A-1, 5.550%, 12/01/34 – AMBAC Insured (Alternative Minimum Tax)	12/11 at 100.00	AAA	1,401,932

5,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia State University – TUFF/Atlanta Housing LLC, Series 2001A, 5.250%, 9/01/32 – AMBAC Insured	9/11 at 102.00	AAA	5,135,700
10,025	Total Housing/Multifamily			10,204,320
	Housing/Single Family – 1.3%

1,325	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2002B-2, 5.350%, 12/01/22 (Alternative Minimum Tax)	12/11 at 100.00	AAA	1,334,315

2,080	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2006C-2, 4.550%, 12/01/31 (Alternative Minimum Tax)	12/15 at 100.00	AAA	1,843,650
3,405	Total Housing/Single Family			3,177,965
	Industrials – 1.1%

2,500	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	2,462,000
	Materials – 1.9%

1,500	Effingham County Industrial Development Authority, Georgia, Pollution Control Revenue Refunding Bonds, Georgia-Pacific Project, Series 2001, 6.500%, 6/01/31	6/11 at 101.00	B2	1,363,335

2,000	Richmond County Development Authority, Georgia, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2002A, 6.000%, 2/01/25 (Alternative Minimum Tax)	2/12 at 101.00	BBB	1,923,480

1,000	Savannah Economic Development Authority, Georgia, Pollution Control Revenue Bonds, Union Camp Corporation, Series 1995, 6.150%, 3/01/17	No Opt. Call	Baa3	1,047,480
4,500	Total Materials			4,334,295
	Tax Obligation/General – 15.1%

1,500	Cherokee County Resource Recovery Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	AAA	1,448,655

3,000	Cherokee County School System, Georgia, General Obligation Bonds, Series 2007A, 5.000%, 8/01/22 – FGIC Insured	8/17 at 100.00	AA+	3,180,930

3,500	Decatur, Georgia, General Obligation Bonds, Series 2007, 5.000%, 1/01/31 – FSA Insured	1/17 at 100.00	AAA	3,628,415

7,760	Douglas County School District, Georgia, General Obligation Bonds, Series 2007, 5.000%, 4/01/25 – FSA Insured	4/17 at 100.00	AAA	8,172,910

3,000	Forsyth County School District, Georgia, General Obligation Bonds, Series 2005, 5.000%, 2/01/25 – MBIA Insured	2/15 at 100.00	AAA	3,115,170

500	Georgia State, General Obligation Bonds, Series 2007, 5.000%, 8/01/24	8/17 at 100.00	AAA	532,110

2,500	Georgia, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15	No Opt. Call	AAA	2,771,525

1,700	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, Trust 2868, 10.907%, 2/01/36 (IF)	2/18 at 100.00	Aaa	1,829,200

	Paulding County School District, Georgia, General Obligation Bonds, Series 2007:
3,160	4.750%, 2/01/29	2/17 at 100.00	AA+	3,193,370
2,425	5.000%, 2/01/33	2/17 at 100.00	AA+	2,493,555

1,500	Puerto Rico, General Obligation Bonds, Series 2004A, 5.250%, 7/01/23	7/14 at 100.00	BBB–	1,506,120

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/General (continued)

$2,500	Wayne County Hospital Authority, Georgia, Hospital Revenue Bonds, Series 2006, 5.000%, 3/01/23 – XLCA Insured	3/16 at 100.00	A3		$2,527,025
33,045	Total Tax Obligation/General				34,398,985
	Tax Obligation/Limited – 8.5%

3,310	Atlanta, Georgia, Downtown Development Authority, Revenue Bonds, Downtown Parking Deck, Series 2006A, 5.000%, 12/01/31 – MBIA Insured	6/16 at 100.00	AAA		3,400,032

1,420	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007, 5.000%, 12/01/23 – AGC Insured	12/17 at 100.00	AAA		1,455,628

280	Burke County Development Authority, Georgia, Industrial Development Revenue Bonds, Georgia Safe Corporation Project, Series 1991, 7.500%, 2/01/11 (Alternative Minimum Tax)	8/08 at 100.00	N/R		281,078

960	Cobb-Marietta Coliseum and Exhibit Hall Authority, Cobb County, Georgia, Revenue Bonds, Performing Arts Center, Series 2004, 5.000%, 1/01/22	1/14 at 100.00	AAA		1,014,835

45	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Refunding Bonds, Series 1993, 5.625%, 10/01/26 – MBIA Insured	10/19 at 100.00	AAA		48,675

1,605	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, City of Macon Projects, Series 2002A, 5.000%, 8/01/17	8/12 at 101.00	A		1,685,346

2,765	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18	No Opt. Call	AAA		3,177,206

500	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	AAA		581,675

	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A:
10,805	0.000%, 7/01/33 – FGIC Insured	No Opt. Call	BBB+		2,589,742
6,175	0.000%, 7/01/42 – FGIC Insured	No Opt. Call	BBB+		843,011

3,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2003H, 5.250%, 7/01/15 – FGIC Insured	No Opt. Call	BBB–		3,105,660

1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1996Z, 6.000%, 7/01/18 – FSA Insured	No Opt. Call	AAA		1,154,280
31,865	Total Tax Obligation/Limited				19,337,168
	Transportation – 3.8%

1,000	Atlanta, Georgia, Airport Facilities Revenue Refunding Bonds, Series 1996, 5.250%, 1/01/10 – AMBAC Insured	7/08 at 100.00	AAA		1,001,790

7,835	Atlanta, Georgia, Airport Passenger Facilities Charge Revenue Bonds, Series 2004J, 5.000%, 1/01/34 – FSA Insured	1/15 at 100.00	AAA		7,984,257
8,835	Total Transportation				8,986,047
	U.S. Guaranteed – 13.5% (4)

180	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 1985, 9.750%, 8/01/09 – MBIA Insured (ETM)	No Opt. Call	AAA		185,634

4,585	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center Project, Series 1999, 5.250%, 1/01/29 (Pre-refunded 1/01/09) – MBIA Insured	1/09 at 101.00	AAA		4,718,424

3,750	Coweta County Development Authority, Georgia, Revenue Bonds, Newnan Water and Sewer, and Light Commission Project, Series 2002, 5.250%, 1/01/22 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	Baa3	(4)	4,099,650

1,355	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2001, 5.250%, 6/01/26 (Pre-refunded 6/01/11)	6/11 at 102.00	Aa3	(4)	1,477,167

2,750	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Series 2000, 5.375%, 10/01/35 (Pre-refunded 10/01/10)	10/10 at 101.00	AAA		2,961,668

2,110	Fairburn, Georgia, Combined Utility Revenue Bonds, Series 2000, 5.750%, 10/01/20 (Pre-refunded 10/01/10)	10/10 at 101.00	A–	(4)	2,288,780

3,085	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2001, 5.500%, 5/15/31 (Pre-refunded 5/15/11)	5/11 at 100.00	A–	(4)	3,298,112

Portfolio of Investments

Nuveen Georgia Municipal Bond Fund (continued)

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$5,000	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series 1997B, 5.300%, 9/01/27 (Pre-refunded 2/14/12) – MBIA Insured	2/12 at 102.00	AAA		$5,496,300

1,000	Private Colleges and University Facilities Authority, Georgia, Revenue Bonds, Mercer University, Series 1991, 6.500%, 11/01/15 – MBIA Insured (ETM)	No Opt. Call	AAA		1,167,260

2,000	Rockdale County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 1999A, 5.375%, 7/01/29 (Pre-refunded 1/01/10) – MBIA Insured	1/10 at 101.00	AAA		2,116,600

1,675	Summerville, Georgia, Combined Public Utility System Revenue Refunding and Improvement Bonds, Series 2002, 5.750%, 1/01/22 (Pre-refunded 1/01/12)	1/12 at 101.00	Baa3	(4)	1,844,611

1,055	Upper Oconee Basin Water Authority, Georgia, Revenue Bonds, Series 1997, 5.250%, 7/01/27 (Pre-refunded 7/01/08) – FGIC Insured	7/08 at 102.00	A1	(4)	1,079,086
28,545	Total U.S. Guaranteed				30,733,292
	Utilities – 5.9%

465	Camden County Solid Waste Management Authority, Georgia, Revenue Bonds, Series 2002, 5.000%, 3/01/21 – MBIA Insured	3/12 at 100.00	Aaa		486,223

3,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Project 1, Series 2007A, 5.000%, 1/01/26 – MBIA Insured	1/17 at 100.00	AAA		3,077,790

1,500	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1992B, 6.375%, 1/01/16	1/15 at 100.00	A+		1,742,775

1,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/12 – FSA Insured	1/10 at 100.00	AAA		1,055,740

	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation – Scherer Plant, Series 1992A:
500	6.750%, 1/01/10	No Opt. Call	A		527,620
1,000	6.800%, 1/01/12	No Opt. Call	A		1,106,650

1,200	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Series 2005A-2, 0.000%, 1/01/33 – FGIC Insured	1/15 at 35.98	A		292,824

3,000	Municipal Electric Authority of Georgia, Project One Subordinated Lien Revenue Bonds, Series 2003A, 5.000%, 1/01/22 – MBIA Insured	1/13 at 100.00	AAA		3,109,200

2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/23 – FGIC Insured	7/14 at 100.00	A3		1,981,120
13,665	Total Utilities				13,379,942
	Water and Sewer – 17.6%

7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	A		7,432,600

250	Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2002, 5.000%, 10/01/27 – FSA Insured	10/12 at 100.00	AAA		255,750

	Brunswick, Georgia, Water and Sewerage Revenue Refunding and Improvement Bonds, Series 1992:
410	6.000%, 10/01/11 – MBIA Insured	No Opt. Call	AAA		432,566
400	6.100%, 10/01/19 – MBIA Insured	No Opt. Call	AAA		459,384

800	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 – FSA Insured	8/18 at 100.00	AAA		824,400

	Columbia County, Georgia, Water and Sewerage Revenue Bonds, Series 2004:
1,000	5.000%, 6/01/20 – FSA Insured	6/14 at 100.00	AAA		1,059,630
1,000	5.000%, 6/01/22 – FSA Insured	6/14 at 100.00	AAA		1,047,840

1,000	Commerce, Georgia, Water and Sewer Revenue Refunding and Improvement Bonds, Series 2006, 5.000%, 12/01/25 – FSA Insured	12/15 at 100.00	Aaa		1,041,230

145	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2001, 5.250%, 6/01/26	6/11 at 102.00	Aa3		152,394

	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2007:
1,000	5.000%, 6/01/32	6/18 at 100.00	Aa3		1,027,740
3,760	5.000%, 6/01/37	6/18 at 100.00	Aa3		3,852,195

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,000	DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/35 – FSA Insured	10/16 at 100.00	AAA	$1,030,170

2,500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Series 2003A, 5.000%, 10/01/23	10/13 at 100.00	AA	2,603,075

1,000	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/29 – MBIA Insured	12/15 at 100.00	AAA	1,030,250

1,775	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2007, 5.000%, 6/01/37 – MBIA Insured	6/17 at 100.00	AAA	1,821,594

5,000	East Point Building Authority, Georgia, Revenue Bonds, Water and Sewer Project Revenue Bonds, Series 2006A, 5.000%, 2/01/34 – XLCA Insured	2/16 at 100.00	A–	4,444,500

1,175	Fayette County, Georgia, Water Revenue Bonds, Series 2002, 5.000%, 10/01/20 – FSA Insured	10/12 at 100.00	AAA	1,235,383

2,260	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2007, 5.000%, 4/01/37 – FSA Insured	4/17 at 100.00	AAA	2,318,285

970	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 1/01/22 – FGIC Insured	1/14 at 100.00	AA–	1,008,732

5,000	Macon Water Authority, Georgia, Water and Sewer Revenue Bonds, Series 2001B, 5.375%, 10/01/18	10/11 at 101.00	AA–	5,348,800

1,000	Midgeville, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 1996, 6.000%, 12/01/16 – FSA Insured	No Opt. Call	AAA	1,140,480

465	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, The Oconee-Hard Creek Reservoir Project, Series 2008, 5.000%, 2/01/38 – FSA Insured	2/18 at 100.00	Aaa	477,532
38,910	Total Water and Sewer			40,044,530
$226,960	Total Long-Term Investments (cost $218,087,892) – 95.7%			218,327,397

	Short-Term Investments – 2.9%

$6,500	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Variable Rate Demand Obligations, Series 2007F 3.000%, 7/01/42 – FSA Insured (5)		Aaa	6,500,000

	Total Short-Term Investments (cost $6,500,000)			6,500,000

	Total Investments (cost $224,587,892) – 98.6%			224,827,397

	Other Assets Less Liabilities – 1.4%			3,144,892

	Net Assets – 100%			$227,972,289

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Louisiana Municipal Bond Fund

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 4.6%

	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
$3,235	5.500%, 5/15/30	5/11 at 101.00	BBB	$3,088,228
1,000	5.875%, 5/15/39	5/11 at 101.00	BBB	941,100
4,235	Total Consumer Staples			4,029,328
	Education and Civic Organizations – 8.4%

2,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin' Cajun Facilities Inc. Project, Series 2002, 5.000%, 10/01/22 – MBIA Insured	10/12 at 102.00	AAA	2,053,360

1,675	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southeastern Louisiana University Student Housing Facilities Inc., Series 2004A, 5.000%, 8/01/27 – MBIA Insured	8/14 at 100.00	Aaa	1,684,598

3,000	Louisiana Public Facilities Authority, Grambling University Black and Gold Facilities Project Revenue Bonds, Series 2007A, 5.000%, 7/01/39 – CIFG Insured	7/17 at 100.00	A+	2,750,550

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Series 2007, 5.000%, 7/01/31 – CIFG Insured	7/17 at 100.00	A+	957,700
7,675	Total Education and Civic Organizations			7,446,208
	Energy – 1.6%

500	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Refunding Bonds, LOOP Inc. Project, Series 1998, 5.200%, 10/01/18	10/08 at 100.00	A	502,030

1,000	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB+	945,260
1,500	Total Energy			1,447,290
	Health Care – 18.7%

3,400	Louisiana Public Facilities Authority, Health Facilities Revenue Refunding Bonds, Sisters of Mercy Health System of St. Louis Inc., Series 1993A, 5.000%, 6/01/19	No Opt. Call	Aa1	3,639,564

1,800	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, 5.750%, 7/01/25 – FSA Insured	No Opt. Call	AAA	2,036,142

2,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/32	8/15 at 100.00	A+	2,008,160

2,300	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Touro Infirmary, Series 1999A, 5.625%, 8/15/29	8/09 at 101.00	BBB–	2,157,768

2,615	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – MBIA Insured	7/14 at 100.00	AAA	2,698,628

3,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	A3	2,909,640

1,000	Terrebonne Parish Hospital Service District 1, Louisiana, Hospital Revenue Bonds, Terrebonne General Medical Center, Series 1998, 5.375%, 4/01/28 – AMBAC Insured	10/08 at 102.00	AAA	1,020,950
16,115	Total Health Care			16,470,852
	Housing/Multifamily – 2.9%

1,500	Calcasieu Parish Public Trust Authority, Louisiana, Student Housing Lease Revenue Bonds, McNeese State University, Series 2001, 5.250%, 5/01/33 – MBIA Insured	5/11 at 101.00	AAA	1,516,860

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, GNMA Collateralized Mortgage Revenue Refunding Bonds, Sharlo Apartments, Series 2002A, 6.500%, 6/20/37	6/12 at 105.00	Aaa	1,075,610
2,500	Total Housing/Multifamily			2,592,470
	Housing/Single Family – 8.3%

956	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2006B, 5.350%, 9/01/38 (Alternative Minimum Tax)	9/16 at 104.00	Aaa	955,640

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$1,030	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Refunding Bonds, Series 2001A, 6.050%, 4/01/32 (Alternative Minimum Tax)	4/11 at 105.00	Aaa	$1,080,202

425	East Baton Rouge Mortgage Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Family Mortgage Revenue Refunding Bonds, Series 1997D, 5.900%, 10/01/30 (Alternative Minimum Tax)	10/08 at 101.50	Aaa	430,389

2,000	Jefferson Parish Finance Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2007C, 5.500%, 12/01/39	6/17 at 103.50	Aaa	1,968,800

225	Jefferson Parish Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2000C-1, 7.250%, 6/01/32 (Alternative Minimum Tax)	6/10 at 105.00	Aaa	229,077

970	Jefferson Parish Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2006C, 5.000%, 6/01/33	6/16 at 103.00	Aaa	974,074

140	Louisiana Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1997B-1, 5.500%, 12/01/22	6/08 at 101.00	Aaa	141,477

100	Louisiana Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1997B-2, 5.600%, 6/01/17 (Alternative Minimum Tax)	6/08 at 101.00	Aaa	100,996

125	Louisiana Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2000D-2, 7.050%, 6/01/31 (Alternative Minimum Tax)	6/10 at 101.00	Aaa	128,228

180	New Orleans Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 1996A, 6.100%, 12/01/29 (Alternative Minimum Tax)	6/08 at 101.00	Aaa	184,462

160	New Orleans Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 1997A, 5.850%, 12/01/30 (Alternative Minimum Tax)	6/08 at 102.00	Aaa	163,594

285	New Orleans Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Refunding Bonds, Series 1998B-2, 5.200%, 12/01/21 (Alternative Minimum Tax)	12/08 at 101.00	Aaa	289,708

475	Rapides Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1998A, 5.450%, 12/01/30 (Alternative Minimum Tax)	6/08 at 102.00	Aaa	475,413

235	Rapides Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1998B, 5.350%, 6/01/26	6/08 at 102.00	Aaa	236,076
7,306	Total Housing/Single Family			7,358,136
	Industrials – 2.3%

1,000	Calcasieu Parish Inc., Louisiana, Industrial Development Board Revenue Bonds, Oil Corporation Project, Series 2002, 6.625%, 2/01/16	4/10 at 102.00	BB+	1,022,890

1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BB+	1,005,180
2,000	Total Industrials			2,028,070
	Long-Term Care – 3.4%

3,000	Louisiana Housing Finance Agency, GNMA Collateralized Mortgage Revenue Bonds, St. Dominic Assisted Care Facility, Series 1995, 6.950%, 9/01/36	9/08 at 100.00	AAA	3,019,710
	Materials – 1.3%

1,250	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 1998A, 5.600%, 11/01/22 (Alternative Minimum Tax)	11/08 at 101.00	BBB	1,184,238
	Tax Obligation/General – 18.0%

1,000	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	Baa3	1,005,870

3,170	New Orleans, Louisiana, General Obligation Bonds, Series 2005, 5.250%, 12/01/25 – MBIA Insured	12/15 at 100.00	AAA	3,234,953

2,000	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 1991, 0.000%, 9/01/10 – AMBAC Insured	No Opt. Call	AAA	1,865,380

13,875	Orleans Parish School Board, Louisiana, General Obligation Refunding Bonds, Series 1991, 0.000%, 2/01/15 – FGIC Insured	No Opt. Call	Baa3	9,795,471
20,045	Total Tax Obligation/General			15,901,674

Portfolio of Investments

Nuveen Louisiana Municipal Bond Fund (continued)

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited – 26.8%

$335	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Series 1996C, 5.600%, 7/15/25 – MBIA Insured	7/08 at 100.00	AAA	$335,593

	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Revenue Bonds, Senior Subordinate Series 2004:
2,525	5.000%, 7/15/15 – AMBAC Insured	7/14 at 101.00	AAA	2,604,664
2,000	5.000%, 7/15/21 – AMBAC Insured	7/14 at 101.00	AAA	1,972,260

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Ascension Parish Library Project, Series 2005, 5.250%, 4/01/35 – AMBAC Insured	4/15 at 100.00	AAA	1,020,640

5,250	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured	No Opt. Call	AAA	5,493,758

	Louisiana State Office Facilities Corporation, Lease Revenue Bonds, State Capitol Complex Program, Series 1999A:
1,000	5.250%, 3/01/17 – MBIA Insured	3/09 at 101.00	AAA	1,026,790
1,000	5.250%, 3/01/18 – MBIA Insured	3/09 at 101.00	AAA	1,022,540

1,000	Louisiana State Office Facilities Corporation, Lease Revenue Bonds, State Capitol Complex Program, Series 2003, 5.000%, 11/01/21 – MBIA Insured	11/13 at 100.00	AAA	1,031,290

7,500	Louisiana State, Gasoline Tax Revenue Bonds, Series 2006, 4.750%, 5/01/39 – FSA Insured (UB)	5/16 at 100.00	Aaa	7,463,700

1,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.375%, 10/01/19	10/10 at 101.00	BBB+	1,595,730
23,110	Total Tax Obligation/Limited			23,566,965
	Transportation – 0.7%

505	New Orleans Aviation Board, Louisiana, Revenue Bonds, Series 1997B-1, 5.450%, 10/01/27 – AMBAC Insured (Alternative Minimum Tax)	10/08 at 101.00	AAA	506,571
	Utilities – 6.6%

1,500	DeSoto Parish, Louisiana, Pollution Control Revenue Refunding Bonds, Cleco Utility Group Inc. Project, Series 1999, 5.875%, 9/01/29 – AMBAC Insured	9/09 at 102.00	AAA	1,561,725

4,000	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/20 – MBIA Insured	11/14 at 100.00	AAA	4,293,840
5,500	Total Utilities			5,855,565
$94,741	Total Investments (cost $91,397,683) – 103.6%			91,407,077

	Floating Rate Obligations – (5.7)%			(4,995,000)

	Other Assets Less Liabilities – 2.1%			1,808,952

	Net Assets – 100%			$88,221,029

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor's”) or Moody’s Investor Service, Inc. (“Moody's”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 0.7%

$3,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB	$2,867,010
	Education and Civic Organizations – 10.9%

1,550	Appalachian State University, North Carolina, Revenue Bonds, Series 2005, 5.250%, 7/15/17 – MBIA Insured	No Opt. Call	Aaa	1,735,706

	North Carolina Capital Facilities Financing Agency, General Revenue Bonds, Duke University, Series 2006A:
5,000	5.000%, 10/01/39	10/16 at 100.00	AA+	5,143,850
2,575	5.000%, 10/01/44	10/16 at 100.00	AA+	2,641,899

1,000	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Johnson and Wales University, Series 2003A, 5.250%, 4/01/23 – XLCA Insured	4/13 at 100.00	A–	1,016,560

1,035	University of North Carolina System, Pooled Revenue Bonds, Series 2002B, 5.375%, 4/01/20 – AMBAC Insured	10/12 at 100.00	AAA	1,095,092

1,085	University of North Carolina System, Pooled Revenue Bonds, Series 2004C, 5.000%, 4/01/29 – AMBAC Insured	4/14 at 100.00	Aaa	1,111,387

5,000	University of North Carolina System, Pooled Revenue Bonds, Series 2006A, 5.000%, 10/01/33 – MBIA Insured	10/16 at 100.00	AAA	5,067,700

	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A:
675	5.375%, 4/01/16 – AMBAC Insured	10/12 at 100.00	AAA	723,708
670	5.375%, 4/01/20 – AMBAC Insured	10/12 at 100.00	AAA	708,900

2,105	University of North Carolina Wilmington, Certificates of Participation, Student Housing Project Revenue Bonds, Series 2006, 5.000%, 6/01/37 – FGIC Insured	6/16 at 100.00	A–	2,092,244

1,025	University of North Carolina, Asheville, General Revenue Refunding Bonds, Series 2002A, 5.000%, 6/01/15 – AMBAC Insured	6/12 at 100.00	Aaa	1,078,013

445	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2001A, 5.000%, 12/01/20	6/11 at 100.00	AA+	463,548

1,710	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2002B, 5.000%, 12/01/11	No Opt. Call	AA+	1,841,208

5,000	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2005A, 5.000%, 12/01/34	12/15 at 100.00	AA+	5,151,250

	University of North Carolina, Chapel Hill, Utilities System Revenue Refunding Bonds, Series 1997:
4,000	0.000%, 8/01/15	No Opt. Call	Aa1	3,044,240
4,265	0.000%, 8/01/18	No Opt. Call	Aa1	2,765,426
2,750	0.000%, 8/01/20	No Opt. Call	Aa1	1,592,470

785	University of North Carolina, Charlotte, Certificates of Participation, Student Housing Project, Series 2005, 5.000%, 3/01/21 – AMBAC Insured	3/15 at 100.00	AAA	812,899

4,000	University of North Carolina, Charlotte, General Revenue Bonds, Series 2007B, 5.000%, 4/01/32 – FSA Insured	4/17 at 100.00	AAA	4,138,360
44,675	Total Education and Civic Organizations			42,224,460
	Energy – 0.4%

1,500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	BBB	1,502,355
	Health Care – 12.9%

	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007:
2,865	5.250%, 10/01/27	10/17 at 100.00	BBB–	2,760,342
2,135	5.250%, 10/01/38	10/17 at 100.00	BBB–	1,953,931

3,250	Johnston Memorial Hospital Authority, North Carolina, Mortgage Revenue Bonds, Johnston Memorial Hospital Project, Series 2008, 5.250%, 10/01/36 (WI/DD, Settling 6/11/08) – FSA Insured	4/18 at 100.00	AAA	3,350,523

5,650	North Carolina Medical Care Commission, FHA-Insured Mortgage Revenue Bonds, Morehead Memorial Hospital Project, Series 2005, 5.000%, 11/01/30 – FSA Insured	5/15 at 100.00	AAA	5,742,265

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund (continued)

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Scotland Memorial Hospital, Series 1999:
$625	5.500%, 10/01/19 – RAAI Insured	10/08 at 102.00	AA	$635,206
1,385	5.500%, 10/01/29 – RAAI Insured	10/08 at 102.00	AA	1,392,105

1,055	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Union Regional Medical Center, Series 2002A, 5.250%, 1/01/14	1/12 at 100.00	A	1,095,396

1,750	North Carolina Medical Care Commission, Healthcare Revenue Bonds, Carolina Medicorp, Series 1996, 5.250%, 5/01/21	11/08 at 100.00	AA–	1,752,643

10,000	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 5.000%, 11/01/39	11/16 at 100.00	AA–	9,930,596

3,500	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Series 1999, 6.250%, 6/01/29	6/09 at 102.00	A	3,605,770

3,580	North Carolina Medical Care Commission, Hospital Revenue Bonds, Wilson Medical Center, Series 2007, 5.000%, 11/01/20	11/17 at 100.00	A–	3,625,466

2,955	North Carolina Medical Care Commission, Revenue Bonds, Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 – FGIC Insured	1/15 at 100.00	A+	2,921,874

7,040	North Carolina Medical Care Commission, Revenue Bonds, Hugh Chatham Memorial Hospital, Series 2007, 5.000%, 8/01/35 – MBIA Insured	2/17 at 100.00	AAA	7,085,828

750	Northern Hospital District of Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38	4/18 at 100.00	BBB	760,365

	Onslow County Hospital Authority, North Carolina, FHA Insured Mortgage Revenue Bonds, Onslow Memorial Hospital Project, Series 2006:
1,200	5.000%, 4/01/31 – MBIA Insured	10/16 at 100.00	AAA	1,212,144
2,000	5.000%, 10/01/34 – MBIA Insured	10/16 at 100.00	AAA	2,013,420
49,740	Total Health Care			49,837,874
	Housing/Single Family – 4.4%

1,150	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 – AMBAC Insured (Alternative Minimum Tax)	7/10 at 100.00	AAA	1,149,172

820	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 3A, 5.200%, 7/01/26 (Alternative Minimum Tax)	1/09 at 101.00	AA	814,268

2,300	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 4A, 5.300%, 7/01/26 (Alternative Minimum Tax)	1/09 at 100.00	AA	2,326,795

3,540	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 5A, 5.625%, 7/01/30 (Alternative Minimum Tax)	7/09 at 100.00	AA	3,547,399

1,365	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 6A, 6.200%, 1/01/29 (Alternative Minimum Tax)	7/09 at 100.00	AA	1,396,723

2,250	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative Minimum Tax)	1/17 at 100.00	AA	2,062,103

1,455	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)	7/16 at 100.00	AA	1,340,812

365	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1995BB, 6.500%, 9/01/26 (Alternative Minimum Tax)	9/08 at 100.00	AA	375,468

810	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1995DD, 6.200%, 9/01/27 (Alternative Minimum Tax)	9/08 at 100.00	AA	830,590

1,435	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1996LL, 6.200%, 3/01/26 (Alternative Minimum Tax)	9/08 at 100.00	AA	1,486,775

890	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1997RR, 5.850%, 9/01/28 (Alternative Minimum Tax)	9/08 at 100.75	AA	914,395

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$690	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1998VV, 5.250%, 3/01/17 (Alternative Minimum Tax)	9/08 at 101.00	AA	$704,525
17,070	Total Housing/Single Family			16,949,025
	Long-Term Care – 1.4%

500	North Carolina Medical Care Commission, First Mortgage Revenue Bonds, Deerfield Episcopal Retirement Community Inc., Series 2004A, 5.000%, 11/01/23	11/14 at 100.00	N/R	496,265

2,000	North Carolina Medical Care Commission, First Mortgage Revenue Bonds, The Forest at Duke, Inc., Series 2007, 5.125%, 9/01/27	9/17 at 100.00	N/R	1,967,400

2,500	North Carolina Medical Care Commission, Revenue Bonds, Givens Estates, Series 2007, 5.000%, 7/01/33	7/17 at 102.00	N/R	2,347,025

600	North Carolina Medical Care Commission, Revenue Bonds, Pines at Davidson, Series 2006A, 5.000%, 1/01/36	1/16 at 100.00	N/R	545,010
5,600	Total Long-Term Care			5,355,700
	Materials – 0.5%

2,195	Gaston County Industrial Facilities and Pollution Control Financing Authority, North Carolina, National Gypsum Company Project Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)	8/15 at 100.00	N/R	1,753,125
	Tax Obligation/General – 9.5%

	Charlotte, North Carolina, General Obligation Bonds, Refunding Series 2008:
7,260	5.000%, 8/01/17 (WI/DD, Settling 6/05/08)	No Opt. Call	AAA	8,105,716
2,000	5.000%, 8/01/20 (WI/DD, Settling 6/05/08)	8/18 at 100.00	AAA	2,192,640

2,340	Charlotte, North Carolina, General Obligation Bonds, Series 2002A, 5.000%, 7/01/24	7/12 at 100.00	AAA	2,438,982

1,875	Cumberland County, North Carolina, General Obligation School Bonds, Series 2002, 5.000%, 2/01/21	2/12 at 101.00	AA–	1,954,031

3,320	Durham, North Carolina, General Obligation Bonds, Series 2007, 5.000%, 4/01/20	4/17 at 100.00	AAA	3,605,586

1,090	Johnston County, North Carolina, General Obligation Bonds, Series 2005, 5.250%, 2/01/17 – FGIC Insured	2/15 at 100.00	AA	1,194,727

	Johnston County, North Carolina, General Obligation Bonds, Series 2007:
3,510	5.000%, 2/01/23 – FGIC Insured	2/17 at 100.00	AA	3,730,428
2,315	5.000%, 2/01/24 – FGIC Insured	2/17 at 100.00	AA	2,450,011

	North Carolina, General Obligation Bonds, Series 2004A:
2,000	5.000%, 3/01/16	3/14 at 100.00	AAA	2,171,260
2,000	5.000%, 3/01/22	3/14 at 100.00	AAA	2,115,240

1,760	North Carolina, General Obligation Bonds, Series 2005A, 5.000%, 3/01/19	3/15 at 100.00	AAA	1,885,523

	Ramseur, North Carolina, General Obligation Water Refunding Bonds, Series 1997:
120	5.750%, 6/01/18	6/08 at 102.00	N/R	122,566
125	5.750%, 6/01/19	6/08 at 102.00	N/R	127,670
125	5.750%, 6/01/20	6/08 at 102.00	N/R	127,665
130	5.750%, 6/01/21	6/08 at 102.00	N/R	132,761
105	5.750%, 6/01/22	6/08 at 102.00	N/R	107,226

4,000	Wake County, North Carolina, General Obligation Bonds, Series 2005, 5.000%, 5/01/21	5/15 at 100.00	AAA	4,246,040
34,075	Total Tax Obligation/General			36,708,072
	Tax Obligation/Limited – 27.9%

1,150	Buncombe County, North Carolina, Certificates of Participation, Series 2005, 5.000%, 4/01/22 – AMBAC Insured	4/15 at 100.00	AAA	1,200,635

1,470	Burke County, North Carolina, Certificates of Participation, Series 2006A, 5.000%, 4/01/22 – AMBAC Insured	4/16 at 100.00	AAA	1,517,996

	Cabarrus County, North Carolina, Certificates of Participation, Series 2002:
1,330	5.250%, 2/01/19	2/13 at 100.00	AA–	1,394,784
3,990	5.000%, 2/01/22	2/13 at 100.00	AA–	4,084,763

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund (continued)

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$3,870	Catawba County, North Carolina, Certificates of Participation, Series 2005, 5.000%, 6/01/25 – MBIA Insured	6/15 at 100.00	AAA	$3,938,576

1,400	Charlotte, North Carolina, Certificates of Participation, Governmental Facilities Projects, Series 2003G, 5.375%, 6/01/26	6/13 at 100.00	AA+	1,449,896

5,000	Charlotte, North Carolina, Certificates of Participation, Transit Projects Phase 2, Series 2005E, 5.000%, 6/01/35	6/15 at 100.00	AA+	5,054,700

2,500	Charlotte, North Carolina, Certificates of Participation, Transit Projects, Series 2003A, 5.000%, 6/01/33	6/13 at 100.00	AA+	2,522,000

1,750	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Series 2002, 5.000%, 6/01/25	6/12 at 101.00	AAA	1,809,220

1,260	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Series 2004, 5.000%, 6/01/34	6/14 at 100.00	AAA	1,291,487

1,135	Craven County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 6/01/23 – MBIA Insured	6/17 at 100.00	AAA	1,183,453

2,255	Dare County, North Carolina, Certificates of Participation, Series 2002, 5.250%, 6/01/16 – AMBAC Insured	12/12 at 100.00	AAA	2,409,558

	Fayetteville Finance Corporation, North Carolina, Installment Payment Revenue Bonds, Municipal Building Project, Series 2005:
1,990	5.250%, 2/01/17 – MBIA Insured	2/15 at 100.00	AAA	2,149,479
910	5.250%, 2/01/19 – MBIA Insured	2/15 at 100.00	AAA	969,159

	Harnett County, North Carolina, Certificates of Participation, Series 2007A:
2,770	5.000%, 12/01/23 – FSA Insured	12/17 at 100.00	AAA	2,926,588
1,520	5.000%, 12/01/24 – FSA Insured	12/17 at 100.00	AAA	1,601,077

2,000	Hartnett County, North Carolina, Certificates of Participation, Series 2002, 5.125%, 12/01/23 – FSA Insured	12/12 at 101.00	AAA	2,106,660

1,225	Iredell County, North Carolina, Certificates of Participation, Iredell County School Project, Series 2006, 5.000%, 6/01/25 – AMBAC Insured	6/16 at 100.00	AAA	1,274,135

1,820	Iredell County, North Carolina, Certificates of Participation, Public Facilities Project, Series 2003, 5.250%, 10/01/18 – AMBAC Insured	10/13 at 100.00	Aaa	1,907,123

	Lee County, North Carolina, Certificates of Participation, Public Schools and Community College, Series 2004:
1,715	5.250%, 4/01/19 – FSA Insured	4/14 at 100.00	AAA	1,833,335
1,715	5.250%, 4/01/21 – FSA Insured	4/14 at 100.00	AAA	1,814,350
715	5.250%, 4/01/22 – FSA Insured	4/14 at 100.00	AAA	753,460

1,265	Montgomery County, North Carolina, Certificates of Participation, Series 2007B, 5.000%, 2/01/30 – AMBAC Insured	2/17 at 100.00	AAA	1,274,652

2,000	Mooresville, North Carolina, Certificates of Participation, Series 2007, 5.000%, 9/01/32	9/17 at 100.00	A+	2,008,680

4,400	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Capital Improvements, Series 2005A, 5.000%, 2/01/19	2/15 at 100.00	AA+	4,659,864

	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Correctional Facilities, Series 2004A:
2,250	5.000%, 2/01/21	2/14 at 100.00	AA+	2,340,878
1,000	5.000%, 2/01/22	2/14 at 100.00	AA+	1,035,850

	North Carolina Infrastructure Finance Corporation, Certificates of Participation, State Repair, Series 2007B:
3,750	5.000%, 6/01/22 – AMBAC Insured	6/17 at 100.00	AAA	3,958,575
3,750	5.000%, 6/01/23 – AMBAC Insured	6/17 at 100.00	AAA	3,938,513

3,000	North Carolina Infrastructure Finance Corporation, Lease Purchase Revenue Bonds, North Carolina Facilities Project, Series 2004, 5.000%, 11/01/21	11/14 at 100.00	AA+	3,137,490

2,500	North Carolina, Certificates of Participation, Repair and Renovation Project, Series 2004B, 5.000%, 6/01/20	6/14 at 100.00	AA+	2,599,225

1,290	North Carolina, Certificates of Participation, Series 2003, 5.250%, 6/01/22	6/13 at 100.00	AA+	1,339,936

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Orange County, North Carolina, Certificates of Participation, Public Improvement Project, Series 2006A:
$1,080	5.000%, 4/01/20 – AMBAC Insured	4/16 at 100.00	AAA	$1,146,604
1,105	5.000%, 4/01/21 – AMBAC Insured	4/16 at 100.00	AAA	1,165,565

	Pitt County, North Carolina, Certificate of Participation, Series 2007:
1,265	5.000%, 4/01/25 – MBIA Insured	4/18 at 100.00	AAA	1,307,631
1,175	5.000%, 4/01/26 – MBIA Insured	4/18 at 100.00	AAA	1,209,157
1,395	5.000%, 4/01/27 – MBIA Insured	4/18 at 100.00	AAA	1,430,893
1,240	5.000%, 4/01/28 – MBIA Insured	4/18 at 100.00	AAA	1,267,974

	Pitt County, North Carolina, Certificates of Participation, School Facilities Project, Series 2004B:
1,415	5.000%, 4/01/20 – AMBAC Insured	4/14 at 100.00	AAA	1,463,195
1,415	5.000%, 4/01/21 – AMBAC Insured	4/14 at 100.00	AAA	1,456,955
1,415	5.000%, 4/01/22 – AMBAC Insured	4/14 at 100.00	AAA	1,450,870

1,270	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/16 – AMBAC Insured	No Opt. Call	AAA	1,376,718

2,000	Puerto Rico Municipal Finance Agency, Series 2005A, 5.000%, 8/01/21 – FSA Insured	8/15 at 100.00	AAA	2,109,460

2,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2003H, 5.250%, 7/01/15 – FGIC Insured	No Opt. Call	BBB–	2,070,440

4,190	Raleigh, North Carolina, Certificates of Participation, Series 2007, 5.000%, 2/01/27	2/17 at 100.00	AA+	4,320,560

1,330	Randolph County, North Carolina, Certificates of Participation, Series 2004, 5.000%, 6/01/19 – FSA Insured	6/14 at 102.00	AAA	1,427,383

1,000	Rutherford County, North Carolina, Certificates of Participation, Series 2002, 5.000%, 9/01/21 – AMBAC Insured	9/12 at 101.00	AAA	1,028,040

3,220	Rutherford County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 12/01/27 – FSA Insured	12/17 at 100.00	AAA	3,361,100

665	Union County, North Carolina, Certificates of Participation, Series 2003, 5.000%, 6/01/11 – AMBAC Insured	No Opt. Call	AAA	707,188

1,000	Wilmington, North Carolina, Certificates of Participation, Series 2004, 5.250%, 9/01/24 – AMBAC Insured	9/14 at 100.00	Aaa	1,030,520

1,000	Wilmington, North Carolina, Storm Water Fee Revenue Bonds, Series 2007, 5.000%, 6/01/33 – AMBAC Insured	6/17 at 100.00	AAA	1,025,510

1,700	Wilson County, North Carolina, Certificates of Participation, School Facilities Project, Series 2007, 5.000%, 4/01/25 – AMBAC Insured	4/17 at 100.00	AAA	1,740,137

1,635	Wilson, North Carolina, Certificates of Particiation, Public Facilities, Series 2007A, 5.000%, 5/01/25 – AGC Insured	5/17 at 100.00	AAA	1,695,675

2,350	Winston-Salem, North Carolina, Certificates of Participation, Series 2001A, 5.000%, 6/01/20	6/11 at 101.00	AA+	2,466,349
103,560	Total Tax Obligation/Limited			107,744,021
	Transportation – 4.7%

6,000	Charlotte, North Carolina, Airport Revenue Bonds, Series 1999B, 6.000%, 7/01/28 – MBIA Insured (Alternative Minimum Tax)	7/09 at 101.00	AAA	6,109,680

900	Charlotte, North Carolina, Airport Revenue Bonds, Series 2004A, 5.250%, 7/01/24 – MBIA Insured	7/14 at 100.00	AAA	945,324

5,000	Charlotte, North Carolina, Airport Revenue Bonds, Series 2007A, 5.000%, 7/01/36 – AMBAC Insured	7/17 at 100.00	AAA	5,014,250

710	Piedmont Triad Airport Authority, North Carolina, Airport Revenue Bonds, Series 1999B, 6.000%, 7/01/21 – FSA Insured (Alternative Minimum Tax)	7/09 at 101.00	AAA	732,564

2,750	Piedmont Triad Airport Authority, North Carolina, Airport Revenue Bonds, Series 2001A, 5.250%, 7/01/15 – FSA Insured	7/11 at 101.00	AAA	2,935,488

2,445	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2001A, 5.250%, 11/01/19 – FGIC Insured	5/11 at 101.00	Aa3	2,543,876
17,805	Total Transportation			18,281,182

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund (continued)

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed – 6.6% (4)

$50	Asheville Housing Development Corporation, North Carolina, First Lien Revenue Bonds, Series 1980, 10.500%, 5/01/11 (Pre-refunded 11/01/09)	11/09 at 100.00	N/R	(4)	$55,117

3,000	Charlotte, North Carolina, Certificates of Participation, Convention Facilities Project, Series 2000B, 5.500%, 12/01/25 (Pre-refunded 12/01/10)	12/10 at 101.00	AA+	(4)	3,251,400

1,675	Charlotte, North Carolina, Certificates of Participation, Public Safety Facilities Project, Series 2000D, 5.500%, 6/01/25 (Pre-refunded 6/01/10)	6/10 at 101.00	AA+	(4)	1,795,600

4,500	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2000, 5.250%, 6/01/25 (Pre-refunded 6/01/10)	6/10 at 101.00	AAA		4,802,085

450	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AA–	(4)	489,672

4,000	Cumberland County, North Carolina, Hospital Facility Revenue Bonds, Cumberland County Hospital System Inc., Cape Fear Valley Health System, Series 1999, 5.250%, 10/01/29 (Pre-refunded 10/01/09)	10/09 at 101.00	A3	(4)	4,193,880

995	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1991A, 6.500%, 1/01/18 (ETM)	No Opt. Call	AAA		1,220,338

4,000	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2001, 5.250%, 10/01/31 (Pre-refunded 10/01/11)	10/11 at 101.00	AA	(4)	4,343,040

5	North Carolina Medical Care Commission, Hospital Revenue Bonds, Memorial Mission Hospital, Series 1979A, 7.625%, 10/01/08 (ETM)	No Opt. Call	AAA		5,085

1,250	North Carolina Medical Care Commission, Revenue Bonds, Northeast Medical Center, Series 2004, 5.000%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	AA	(4)	1,375,638

	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A:
480	5.375%, 4/01/16 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	Aaa		526,930
490	5.375%, 4/01/20 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	Aaa		537,907

2,555	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2001A, 5.000%, 12/01/20 (Pre-refunded 6/01/11)	6/11 at 100.00	AA+	(4)	2,726,824
23,450	Total U.S. Guaranteed				25,323,516
	Utilities – 9.8%

2,000	Monroe, North Carolina, Combined Enterprise System Revenue Bonds, Series 2008A, 5.000%, 3/01/33 – AGC Insured	3/18 at 100.00	AAA		2,057,400

5,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 1999D, 6.750%, 1/01/26	1/10 at 101.00	Baa1		5,237,100

2,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2003C, 5.375%, 1/01/17	1/13 at 100.00	Baa1		2,071,700

	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B:
1,540	5.500%, 1/01/17 – FGIC Insured	7/08 at 100.00	Baa1		1,541,140
5,300	6.000%, 1/01/18 – AMBAC Insured	No Opt. Call	AAA		5,935,152
170	6.000%, 1/01/22	No Opt. Call	Baa1		188,384

340	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2008A, 5.000%, 1/01/23	1/18 at 100.00	Baa1		340,241

8,790	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 1999B, 6.500%, 1/01/20	1/10 at 101.00	A2		9,220,533

2,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/15 – AMBAC Insured	1/13 at 100.00	AAA		2,140,040

2,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2008C, 5.250%, 1/01/20	1/18 at 100.00	A2		2,118,880

2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/23 – FGIC Insured	7/14 at 100.00	A3		1,981,120

2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/24 – FGIC Insured	7/15 at 100.00	A3		1,975,980

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

	Shelby, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004:
$1,035	5.000%, 5/01/20 – XLCA Insured	5/14 at 100.00	A–	$1,063,380
610	5.000%, 5/01/24 – XLCA Insured	5/14 at 100.00	A–	618,076

1,500	Wake County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Revenue Refunding Bonds, Carolina Power and Light Company, Series 2002, 5.375%, 2/01/17	2/12 at 101.00	A2	1,556,580
36,285	Total Utilities			38,045,706
	Water and Sewer – 12.1%

1,280	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2004A, 5.250%, 4/01/23 – FSA Insured	4/14 at 100.00	AAA	1,344,115

1,900	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 4/01/31 – FSA Insured	4/18 at 100.00	AAA	1,960,990

2,000	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2001, 5.125%, 6/01/26	6/11 at 101.00	AAA	2,063,940

2,825	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2005A, 5.000%, 12/01/21	12/14 at 102.00	AAA	3,003,879

	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2005A:
1,690	5.000%, 6/01/25	6/15 at 100.00	AAA	1,766,084
610	5.000%, 6/01/26	6/15 at 100.00	AAA	635,583

5,615	Harnett County, North Carolina, Enterprise System Revenue Bonds, Series 2007A, 5.000%, 5/01/27 – FSA Insured	5/17 at 100.00	AAA	5,848,528

4,000	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 6/01/33 – MBIA Insured	6/18 at 100.00	AAA	4,059,800

	Onslow County, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004B:
515	5.000%, 6/01/23 – XLCA Insured	6/14 at 100.00	A	523,266
1,030	5.000%, 6/01/24 – XLCA Insured	6/14 at 100.00	A	1,043,843

1,000	Orange Water and Sewerage Authority, North Carolina, Water and Sewerage System Revenue Bonds, Series 2004A, 5.250%, 7/01/20	7/14 at 100.00	AA+	1,082,610

2,335	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2005, 5.000%, 3/01/21	3/15 at 100.00	AAA	2,458,428

	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A:
11,995	5.000%, 3/01/31 (UB)	3/16 at 100.00	AAA	12,398,992
30	4.500%, 3/01/36	3/16 at 100.00	AAA	29,392
6,995	5.000%, 3/01/36 (UB)	3/16 at 100.00	AAA	7,207,438

1,330	Union County, North Carolina, Enterprise System Revenue Bonds, Series 2003A, 5.000%, 6/01/29 – FSA Insured	6/13 at 100.00	AAA	1,358,302
45,150	Total Water and Sewer			46,785,190
$384,105	Total Long-Term Investments (cost $390,043,439) – 101.8%			393,377,236

	Short-Term Investments – 2.0%

$7,400	North Carolina Medical Care Commission, Revenue Bonds, North Carolina Baptist Hospitals Inc., Variable Rate Demand Obligations, Series 2002, 2.700%, 6/01/34 – MBIA Insured (5)		AAA	7,400,000

	Total Short-Term Investments (cost $7,400,000)			7,400,000

	Total Investments (cost $397,443,439) – 103.8%			400,777,236

	Floating Rate Obligations – (3.3)%			(12,655,000)

	Other Assets Less Liabilities – (0.5)%			(1,863,322)

	Net Assets – 100%			$386,258,914

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund (continued)

May 31, 2008

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Tennessee Municipal Bond Fund

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 0.4%

$1,245	South Fulton Industrial Development Board, Tennessee, Revenue Bonds, Tyson Foods Inc., Series 1995, 6.400%, 10/01/20 (Alternative Minimum Tax)	10/08 at 100.00	Baa2	$1,229,226
	Education and Civic Organizations – 0.5%

1,500	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2005A, 5.000%, 5/01/25 – MBIA Insured	5/15 at 100.00	AAA	1,557,660
	Health Care – 12.8%

3,060	Blount County, Tennessee, Hospital Revenue Improvement Bonds, Blount Memorial Hospital, Series 1998B, 5.125%, 7/01/19	7/08 at 100.00	Baa1	3,060,061

3,000	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.250%, 7/01/26	7/16 at 100.00	BBB+	2,917,950

4,000	Knox County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007, 5.250%, 4/01/27	4/17 at 100.00	BBB+	3,971,360

3,675	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22	4/12 at 101.00	Ba2	3,872,457

1,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Fort Sanders Alliance Obligated Group, Series 1993A, 6.250%, 1/01/13 – MBIA Insured	No Opt. Call	AAA	1,098,650

	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006:
2,000	0.000%, 1/01/35	1/17 at 41.04	A–	389,540
1,490	0.000%, 1/01/36	1/17 at 38.98	A–	271,358
7,555	0.000%, 1/01/42	1/17 at 28.53	A–	916,572

2,500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Methodist Healthcare, Series 2004, 5.250%, 9/01/27 (WI/DD, Settling 6/12/08) – FSA Insured	3/18 at 100.00	AAA	2,582,675

7,500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, St Jude's Childrens Hospital, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	Aa2	7,554,225

6,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36 (4)	9/16 at 100.00	BBB+	5,458,620

	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2003:
2,000	5.000%, 9/01/15 – RAAI Insured	9/13 at 100.00	AA	2,062,220
3,500	5.000%, 9/01/18 – RAAI Insured	9/13 at 100.00	AA	3,552,990

5,000	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/27	11/17 at 100.00	N/R	4,946,850
52,280	Total Health Care			42,655,528
	Housing/Multifamily – 3.4%

	Chattanooga Health, Educational and Housing Facilities Board, Tennessee, GNMA Collateralized Housing Revenue Bonds, Rainbow Creek Apartments Project, Series 1999:
380	6.125%, 11/20/19 (Alternative Minimum Tax)	11/09 at 102.00	AAA	389,648
3,955	6.375%, 11/20/39 (Alternative Minimum Tax)	11/09 at 102.00	AAA	4,039,202

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, FHA-Insured Housing Revenue Bonds, Herman Street Apartments, Series 1992:
230	7.000%, 6/01/17	6/08 at 100.00	AAA	232,638
485	7.250%, 6/01/32	6/08 at 100.00	AAA	489,103

3,485	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, GNMA Collateralized Multifamily Housing Revenue Bonds, Berkshire Place, Series 2000, 6.125%, 3/20/39 (Alternative Minimum Tax)	3/10 at 102.00	Aaa	3,505,701

2,720	Metropolitan Government of Nashville-Davidson County Industrial Development Board, Tennessee, GNMA Collateralized Multifamily Housing Revenue Refunding Bonds, Valley Forge Apartments, Series 2000A, 6.375%, 1/20/31	1/10 at 102.00	Aaa	2,811,773
11,255	Total Housing/Multifamily			11,468,065

Portfolio of Investments

Nuveen Tennessee Municipal Bond Fund (continued)

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family – 4.0%

$50	Hamilton County, Tennessee, GNMA Certificates Single Family Mortgage Revenue Bonds, Home Purchase and Rehabilitation Program, Series 1990, 8.000%, 9/01/23 (Alternative Minimum Tax)	9/08 at 100.00	AAA	$50,988

245	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 1996-3, 5.850%, 7/01/17 (Alternative Minimum Tax)	7/08 at 101.00	AA	247,844

1,775	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 1998-2, 5.375%, 7/01/29 (Alternative Minimum Tax)	1/09 at 101.00	AA	1,775,657

770	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 1999-3, 6.000%, 1/01/20 (Alternative Minimum Tax)	1/09 at 101.00	AA	779,687

4,605	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2002A, 5.400%, 7/01/32 – FSA Insured (Alternative Minimum Tax)	7/11 at 100.00	AAA	4,601,684

1,200	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2004, 5.000%, 7/01/34 (Alternative Minimum Tax)	7/13 at 100.00	AA	1,210,452

4,750	Tennessee Housing Development Agency, Homeownership Program Remarketed Bonds, Series 1996-5B, 5.375%, 7/01/23 (Alternative Minimum Tax)	1/09 at 101.00	AA	4,762,540
13,395	Total Housing/Single Family			13,428,852
	Industrials – 0.6%

2,000	Bradley County, Tennessee, Industrial Development Board Revenue Bonds, Olin Corporation Project, Series 1993C, 6.625%, 11/01/17	4/12 at 103.00	Baa3	2,068,040
	Tax Obligation/General – 18.6%

	Dickson County, Tennessee, General Obligation Refunding Bonds, Series 2002:
2,250	5.000%, 3/01/17 – FGIC Insured	3/13 at 102.00	A3	2,411,123
1,000	5.000%, 3/01/19 – FGIC Insured	3/13 at 102.00	A3	1,063,210

	Gibson County School District, Tennessee, Revenue Bonds, Series 2007:
1,000	5.000%, 4/01/25 – FSA Insured	4/17 at 100.00	Aaa	1,047,210
1,000	5.000%, 4/01/26 – FSA Insured	4/17 at 100.00	Aaa	1,042,730
1,000	5.000%, 4/01/27 – FSA Insured	4/17 at 100.00	Aaa	1,040,500
1,000	5.000%, 4/01/31 – FSA Insured	4/17 at 100.00	Aaa	1,029,450

1,365	Greene County, Tennessee, General Obligation Bonds, Series 2005B, 5.000%, 6/01/22 – MBIA Insured	6/16 at 100.00	Aaa	1,421,607

3,700	Knoxville County, Tennessee, General Obligation Bonds, Series 2002, 5.500%, 4/01/15	No Opt. Call	AA	4,197,983

6,070	Knoxville, Tennessee, General Obligation Bonds, Series 2002A, 5.000%, 5/01/25	5/12 at 100.00	AA+	6,316,139

1,000	Lincoln County, Tennessee, General Obligation Refunding Bonds, Series 2001, 5.250%, 4/01/19 – FGIC Insured	No Opt. Call	A2	1,102,970

1,000	Marion County, Tennessee, General Obligation Rural School Bonds, Series 2001, 5.000%, 4/01/24 – AMBAC Insured	4/11 at 100.00	Aaa	1,028,400

4,655	Memphis, Tennessee, General Obligation Bonds, Series 2003, 5.000%, 5/01/20	5/11 at 101.00	AA	4,880,488

3,450	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Series 2004, 5.250%, 6/01/15	6/14 at 100.00	AA	3,797,657

2,000	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Series 2005C, 5.000%, 2/01/19	2/15 at 100.00	AA	2,129,320

3,600	Metropolitan Nashville & Davidson Counties, Tennessee, General Obligation Bonds, Series 2005B, 5.000%, 1/01/11	No Opt. Call	AA	3,813,732

1,300	Montgomery County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 5/01/15 – FGIC Insured	5/14 at 102.00	Aa3	1,397,695

1,120	Overton County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 4/01/14 – MBIA Insured	No Opt. Call	Aaa	1,209,040

	Putnam County, Tennessee, General Obligation School Refunding Bonds, Series 2001:
1,000	5.250%, 4/01/18 – FGIC Insured	No Opt. Call	A1	1,083,670
2,960	5.250%, 4/01/19 – FGIC Insured	No Opt. Call	A1	3,264,791
2,645	5.250%, 4/01/20 – FGIC Insured	No Opt. Call	A1	2,911,642

1,205	Roane County, Tennessee, General Obligation Rural School Bonds, Series 2004, 5.000%, 5/01/16 – MBIA Insured	5/14 at 100.00	Aaa	1,300,846

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/General (continued)

$3,500	Shelby County, Tennessee, General Obligation Bonds, Series 2005A, 5.000%, 4/01/17 – AMBAC Insured	4/15 at 100.00	AAA		$3,767,610

1,645	Smith County, Tennessee, General Obligation Bonds, Series 2005, 5.000%, 4/01/20 – AMBAC Insured	4/15 at 102.00	Aaa		1,765,496

1,750	Sullivan County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 5/01/17 – AMBAC Insured	5/15 at 102.00	Aaa		1,910,598

1,965	Sullivan County, Tennessee, General Obligation Bonds, Series 2005, 5.000%, 4/01/24 – AMBAC Insured	4/15 at 102.00	Aaa		2,069,558

1,000	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2002, 5.000%, 3/01/17	3/13 at 102.00	Aaa		1,078,440

1,200	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2004B, 5.000%, 5/01/20	5/15 at 100.00	Aaa		1,271,496

1,435	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2004, 5.000%, 4/01/18	No Opt. Call	Aaa		1,592,563

1,350	Williamson County, Tennessee, General Obligation Bonds, Series 2004B, 5.000%, 5/01/22	5/15 at 100.00	Aaa		1,415,057
58,165	Total Tax Obligation/General				62,361,021
	Tax Obligation/Limited – 1.8%

1,790	Coffee County Public Building Authority, Manchester, Tennessee, General Obligation Local Government Improvement Bonds, Series 2003Z-1-A, 5.375%, 6/01/18 – AMBAC Insured	6/13 at 100.00	Aaa		1,911,881

4,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College, Series 1996, 5.000%, 12/01/24 – AMBAC Insured	6/09 at 100.00	AAA		4,042,480
5,790	Total Tax Obligation/Limited				5,954,361
	Telecommunication Services – 0.7%

2,700	Fayetteville, Tennessee, Revenue Bonds, Broadband Telecommunications Network, Series 2000, 6.500%, 4/01/20	10/08 at 101.00	N/R		2,537,730
	Transportation – 3.7%

	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D:
4,000	6.000%, 3/01/24 – AMBAC Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA		4,070,440
1,640	6.125%, 3/01/25 – AMBAC Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA		1,673,604

3,710	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2001A, 5.500%, 3/01/17 – FSA Insured (Alternative Minimum Tax)	3/11 at 100.00	AAA		3,840,703

2,850	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2001B, 5.125%, 3/01/26 – FSA Insured	3/11 at 100.00	AAA		2,890,413
12,200	Total Transportation				12,475,160
	U.S. Guaranteed – 22.9% (5)

5,000	Chattanooga Industrial Development Board, Tennessee, Lease Rental Revenue Bonds, Series 2000, 5.625%, 10/01/30 (Pre-refunded 10/01/10) – AMBAC Insured	10/10 at 100.00	AAA		5,362,250

1,520	Clarksville, Tennessee, Water, Sewer, and Gas Revenue Refunding and Improvement Bonds, Series 1992, 0.000%, 2/01/16 – MBIA Insured (ETM)	No Opt. Call	AAA		1,131,655

1,505	Clarksville, Tennessee, Water, Sewer, and Gas Revenue Refunding and Improvement Bonds, Series 2001, 5.000%, 2/01/22 (Pre-refunded 2/01/11) – FSA Insured	2/11 at 100.00	Aaa		1,597,151

	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C:
2,365	5.125%, 7/01/25 – MBIA Insured (ETM)	1/09 at 101.00	AAA		2,408,540
9,395	5.250%, 7/01/28 – MBIA Insured (ETM)	1/09 at 101.00	AAA		9,564,768

7,795	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – MBIA Insured	7/23 at 100.00	AAA		7,931,646

6,195	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 1999, 5.625%, 4/01/29 (Pre-refunded 4/01/09)	4/09 at 101.00	N/R	(5)	6,438,649

4,000	Maury County Industrial Development Board, Tennessee, Solid Waste Disposal Revenue Bonds, Occidental Petroleum Company, Series 2000B, 6.300%, 8/01/18 (Pre-refunded 8/01/10) (Alternative Minimum Tax)	8/10 at 100.00	N/R	(5)	4,280,720

Portfolio of Investments

Nuveen Tennessee Municipal Bond Fund (continued)

May 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (5) (continued)

$10,000	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Series 2002A, 5.125%, 11/01/28 (Pre-refunded 11/01/12) – AMBAC Insured	11/12 at 100.00	AAA		$10,856,800

4,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Adventist Health System/Sunbelt Obligated Group, Series 2000, 6.600%, 11/15/30 (Pre-refunded 11/15/10)	11/10 at 101.00	A+	(5)	4,426,760

18,670	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Subordinate Lien Revenue Bonds, Volunteer Healthcare Systems Inc., Series 1988, 0.000%, 6/01/21 (ETM)	No Opt. Call	Aaa		10,387,988

245	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 – AGC Insured	No Opt. Call	AAA		292,814

5,200	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, St. Jude's Children's Research Foundation, Series 1999, 5.375%, 7/01/29 (Pre-refunded 7/01/09)	7/09 at 102.00	N/R	(5)	5,488,444

	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2002:
2,345	6.250%, 9/01/22 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R	(5)	2,649,428
1,405	6.250%, 9/01/22 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R	(5)	1,587,397

2,000	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2002A, 5.125%, 5/01/27 (Pre-refunded 5/01/12) – FSA Insured	5/12 at 100.00	AAA		2,159,700
81,640	Total U.S. Guaranteed				76,564,710
	Utilities – 16.8%

5,000	Chattanooga, Tennessee, Electric System Enterprise Revenue Bonds, Series 2008A, 5.000%, 9/01/33	3/18 at 100.00	AA		5,163,350

2,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/21 – XLCA Insured	No Opt. Call	A2		1,853,220

5,000	Clarksville, Tennessee, Electric System Revenue Bonds, Series 2007, 5.000%, 9/01/32 – XLCA Insured	9/17 at 100.00	A1		4,756,850

1,830	Clarksville, Tennessee, Water, Sewer and Gas Revenue Refunding Bonds, Series 2002, 5.250%, 2/01/17 – FSA Insured	No Opt. Call	Aaa		2,042,518

2,995	Clarksville, Tennessee, Water, Sewer, and Gas Revenue Refunding and Improvement Bonds, Series 2001, 5.000%, 2/01/22 – FSA Insured	2/11 at 100.00	Aaa		3,106,474

1,100	Dickson, Tennessee, Electric System Revenue Bonds, Series 2002, 5.000%, 9/01/16 – FSA Insured	9/12 at 102.00	Aaa		1,189,518

	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A:
2,000	5.000%, 12/01/14 – MBIA Insured	12/13 at 100.00	AAA		2,165,100
2,855	5.000%, 12/01/17 – MBIA Insured	12/13 at 100.00	AAA		3,029,926

7,800	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 1996A, 0.000%, 5/15/11 – MBIA Insured	No Opt. Call	AAA		7,123,584

3,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 1998A, 5.200%, 5/15/23	11/08 at 102.00	AA+		3,063,810

9,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2001A, 5.125%, 5/15/26	5/11 at 100.00	AA+		9,164,430

5,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/23 – FGIC Insured	7/15 at 100.00	A3		4,952,800

5,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005SS, 5.000%, 7/01/23 – MBIA Insured	7/15 at 100.00	AAA		5,140,900

1,500	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/26	No Opt. Call	AA–		1,473,960

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
300	5.000%, 2/01/23	No Opt. Call	AA–		289,398
100	5.000%, 2/01/24	No Opt. Call	AA–		96,311

1,800	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	7/17 at 100.00	BBB–		1,735,452
56,280	Total Utilities				56,347,601

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer – 12.5%

$1,000	Dickson County Water Authority, Tennessee, Waterworks System Revenue Bonds, Series 2002, 5.000%, 12/01/19 – FGIC Insured	12/12 at 100.00	A3	$1,045,650

2,525	Hallsdale-Powell Utility District, Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 4/01/36 – FGIC Insured	4/17 at 100.00	A+	2,513,537

1,840	Harpeth Valley Utility District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Series 2005, 5.000%, 9/01/24 – MBIA Insured	9/15 at 100.00	Aaa	1,922,910

	Harpeth Valley Utility District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Utility Improvements, Series 2004:
1,175	5.000%, 9/01/19 – MBIA Insured	9/14 at 100.00	Aaa	1,245,371
1,225	5.000%, 9/01/20 – MBIA Insured	9/14 at 100.00	Aaa	1,289,264

10,610	Harpeth Valley Utility District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Utility Improvements, Series 2007, 5.250%, 9/01/42 – FGIC Insured	9/17 at 100.00	Aa3	10,704,323

5,380	Hendersonville Utility District, Tennessee, Waterworks and Sewer Revenue Bonds, Series 2008, 5.250%, 2/01/38 – FSA Insured	2/18 at 100.00	Aaa	5,662,988

5,000	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Series 2002, 5.000%, 10/01/21	10/12 at 100.00	AA	5,243,250

	Rutherford County Consolidated Utility District, Tennessee, Waterworks Revenue Bonds, Series 2004:
1,295	5.000%, 2/01/20 – MBIA Insured	2/14 at 102.00	Aaa	1,376,222
1,300	5.000%, 2/01/22 – MBIA Insured	2/14 at 100.00	Aaa	1,366,651

2,000	Rutherford County Consolidated Utility District, Tennessee, Waterworks Revenue Bonds, Series 2006, 5.000%, 2/01/36 – FSA Insured	2/16 at 100.00	Aaa	2,047,180

1,060	White House Utility District, Robertson and Sumner Counties, Tennessee, Water and Sewerage Revenue Refunding Bonds, Series 2001, 5.125%, 1/01/26 – FSA Insured	1/11 at 100.00	Aaa	1,089,510

5,000	White House Utility District, Robertson and Sumner Counties, Tennessee, Water and Sewerage Revenue Refunding Bonds, Series 2006, 5.000%, 1/01/28 – MBIA Insured	1/17 at 100.00	Aaa	5,179,850

960	Wilson County Water and Wastewater Authority, Tennessee, Waterworks Revenue Refunding and Improvement Bonds, Series 1993, 6.000%, 3/01/14	9/08 at 102.00	Baa1	990,374
40,370	Total Water and Sewer			41,677,080
$338,820	Total Long-Term Investments (cost $323,143,879) – 98.7%			330,325,034

	Short-Term Investments – 0.8%

$2,500	Jackson, Tennessee, Hospital Revenue Refunding Bonds, Jackson-Madison County General Hospital Project, Variable Rate Demand Obligations, Series 2006A 2.200%, 4/01/41 – AMBAC Insured (6)		AA	2,500,000

	Total Short-Term Investments (cost $2,500,000)			2,500,000

	Total Investments (cost $325,643,879) – 99.5%			332,825,034

	Other Assets Less Liabilities – 0.5%			1,708,099

	Net Assets – 100%			$334,533,133

Forward Swaps outstanding at May 31, 2008:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (7)	Termination Date	Unrealized Appreciation (Depreciation)
Royal Bank of Canada	$3,200,000	Pay	SIFM	4.335%	Quarterly	8/06/08	8/06/37	$203,212

SIFM	– Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA).

Portfolio of Investments

Nuveen Tennessee Municipal Bond Fund (continued)

May 31, 2008

Futures Contracts outstanding at May 31, 2008:

Type	Contract Position	Number of Contracts	Contract Expiration	Value at May 31, 2008	Unrealized Appreciation (Depreciation)
U.S. Treasury Bond	Long	60	9/08	$6,810,000	$(18,696)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor's”) or Moody’s Investor Service, Inc. (“Moody's”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Portion of investment, with an aggregate market value of $136,466, has been pledged to collateralize the net payment obligations under futures contracts.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

May 31, 2008

	Georgia	Louisiana	North Carolina	Tennessee
Assets
Investments, at value (cost $224,587,892, $91,397,683, $397,443,439 and $325,643,879 respectively)	$224,827,397	$91,407,077	$400,777,236	$332,825,034
Cash	—	757,925	6,139,278	46,672
Unrealized appreciation on forward swaps	—	—	—	203,212
Receivables:
Interest	3,711,898	1,183,218	5,953,892	4,061,356
Investments sold	—	260,000	—	20,000
Shares sold	719,755	65,624	1,793,330	1,344,233
Variation margin on futures contracts	—	—	—	30,938
Other assets	1,432	19	5,928	33,156
Total assets	229,260,482	93,673,863	414,669,664	338,564,601
Liabilities
Cash overdraft	271,504	—	—	—
Floating rate obligations	—	4,995,000	12,655,000	—
Payables:
Investments purchased	—	—	13,695,845	2,604,125
Shares redeemed	297,976	180,720	859,064	516,051
Accrued expenses:
Management fees	102,195	40,255	168,988	147,992
12b-1 distribution and service fees	43,054	24,623	57,887	86,133
Other	49,739	29,931	64,816	111,379
Dividends payable	523,725	182,305	909,150	565,788
Total liabilities	1,288,193	5,452,834	28,410,750	4,031,468
Net assets	$227,972,289	$88,221,029	$386,258,914	$334,533,133
Class A Shares
Net assets	$115,211,181	$69,715,536	$165,855,172	$269,628,311
Shares outstanding	10,810,648	6,436,029	16,236,680	24,256,438
Net asset value per share	$10.66	$10.83	$10.21	$11.12
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$11.13	$11.30	$10.66	$11.61
Class B Shares
Net assets	$6,773,898	$5,342,396	$10,481,752	$10,493,619
Shares outstanding	633,515	493,458	1,023,842	943,129
Net asset value and offering price per share	$10.69	$10.83	$10.24	$11.13
Class C Shares
Net assets	$28,319,107	$13,070,607	$34,090,246	$50,876,921
Shares outstanding	2,664,062	1,209,957	3,335,553	4,578,942
Net asset value and offering price per share	$10.63	$10.80	$10.22	$11.11
Class I Shares(1)
Net assets	$77,668,103	$92,490	$175,831,744	$3,534,282
Shares outstanding	7,306,496	8,513	17,161,538	318,018
Net asset value and offering price per share	$10.63	$10.86	$10.25	$11.11

Net Assets Consist of:
Capital paid-in	$228,449,638	$87,933,032	$385,686,999	$326,447,885
Undistributed (Over-distribution of) net investment income	(321,947)	34,627	(624,649)	(171,548)
Accumulated net realized gain (loss) from investments and derivative transactions	(394,907)	243,976	(2,137,233)	891,125
Net unrealized appreciation (depreciation) of investments and derivative transactions	239,505	9,394	3,333,797	7,365,671
Net assets	$227,972,289	$88,221,029	$386,258,914	$334,533,133

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Statement of Operations

Year Ended May 31, 2008

	Georgia	Louisiana	North Carolina	Tennessee
Investment Income	$10,590,517	$4,797,575	$17,250,808	$16,109,824
Expenses
Management fees	1,170,029	479,119	1,872,937	1,723,906
12b-1 service fees – Class A	235,715	140,707	348,110	529,476
12b-1 distribution and service fees – Class B	74,391	58,478	113,721	111,705
12b-1 distribution and service fees – Class C	209,863	97,716	239,923	370,005
Shareholders’ servicing agent fees and expenses	73,542	40,275	96,715	138,213
Interest expense on floating rate obligations	—	161,648	409,223	156,413
Custodian’s fees and expenses	68,214	36,284	95,663	99,510
Trustees’ fees and expenses	4,709	1,992	7,988	7,183
Professional fees	19,534	12,681	24,781	23,746
Shareholders’ reports – printing and mailing expenses	31,771	17,318	40,134	52,089
Federal and state registration fees	7,415	5,191	8,914	10,575
Other expenses	7,214	3,810	8,182	8,788
Total expenses before custodian fee credit	1,902,397	1,055,219	3,266,291	3,231,609
Custodian fee credit	(34,267)	(9,520)	(57,497)	(38,564)
Net expenses	1,868,130	1,045,699	3,208,794	3,193,045
Net investment income	8,722,387	3,751,876	14,042,014	12,916,779
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(394,908)	483,300	(1,679,987)	1,578,305
Forward swaps	—	—	(458,000)	328,598
Futures	—	—	—	(36,743)
Change in net unrealized appreciation (depreciation) of:
Investments	(5,425,266)	(3,170,962)	(3,783,414)	(4,866,866)
Forward swaps	—	—	—	439,316
Futures	—	—	—	(18,696)
Net realized and unrealized gain (loss)	(5,820,174)	(2,687,662)	(5,921,401)	(2,576,086)
Net increase (decrease) in net assets from operations	$2,902,213	$1,064,214	$8,120,613	$10,340,693

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Georgia		Louisiana
	Year Ended 5/31/08	Year Ended 5/31/07	Year Ended 5/31/08	Year Ended 5/31/07
Operations
Net investment income	$8,722,387	$7,734,563	$3,751,876	$3,698,945
Net realized gain (loss) from:
Investments	(394,908)	398,166	483,300	237,991
Forward swaps	—	—	—	—
Futures	—	—	—	47,727
Change in net unrealized appreciation (depreciation) of:
Investments	(5,425,266)	(1,001,599)	(3,170,962)	1,140,561
Forward swaps	—	—	—	—
Futures	—	—	—	—
Net increase (decrease) in net assets from operations	2,902,213	7,131,130	1,064,214	5,125,224
Distributions to Shareholders
From net investment income:
Class A	(4,717,071)	(4,755,065)	(2,907,093)	(2,890,647)
Class B	(255,498)	(372,730)	(206,612)	(345,883)
Class C	(967,513)	(985,767)	(467,882)	(442,391)
Class I(1)	(2,877,166)	(1,555,625)	(3,698)	(7,932)
From accumulated net realized gains:
Class A	(128,467)	—	(326,534)	(201,216)
Class B	(8,301)	—	(27,353)	(29,459)
Class C	(30,312)	—	(60,275)	(34,318)
Class I(1)	(72,980)	—	(465)	(285)
Decrease in net assets from distributions to shareholders	(9,057,308)	(7,669,187)	(3,999,912)	(3,952,131)
Fund Share Transactions
Proceeds from sale of shares	61,098,924	81,269,818	12,148,651	15,365,785
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,048,746	2,841,988	1,778,387	1,648,452
	64,147,670	84,111,806	13,927,038	17,014,237
Cost of shares redeemed	(49,179,928)	(37,410,099)	(15,159,150)	(16,173,301)
Net increase (decrease) in net assets from Fund share transactions	14,967,742	46,701,707	(1,232,112)	840,936
Net increase (decrease) in net assets	8,812,647	46,163,650	(4,167,810)	2,014,029
Net assets at the beginning of year	219,159,642	172,995,992	92,388,839	90,374,810
Net assets at the end of year	$227,972,289	$219,159,642	$88,221,029	$92,388,839
Undistributed (Over-distribution of) net investment income at the end of year	$(321,947)	$(226,780)	$34,627	$(130,235)

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

	North Carolina		Tennessee
	Year Ended 5/31/08	Year Ended 5/31/07	Year Ended 5/31/08	Year Ended 5/31/07
Operations
Net investment income	$14,042,014	$10,639,236	$12,916,779	$13,185,607
Net realized gain (loss) from:
Investments	(1,679,987)	320,084	1,578,305	928,518
Forward swaps	(458,000)	—	328,598	—
Futures	—	—	(36,743)	—
Change in net unrealized appreciation (depreciation) of:
Investments	(3,783,414)	(922,090)	(4,866,866)	(352,735)
Forward swaps	—	—	439,316	(236,104)
Futures	—	—	(18,696)	—
Net increase (decrease) in net assets from operations	8,120,613	10,037,230	10,340,693	13,525,286
Distributions to Shareholders
From net investment income:
Class A	(6,974,491)	(7,028,740)	(10,705,243)	(10,707,246)
Class B	(386,520)	(529,729)	(385,580)	(495,814)
Class C	(1,097,708)	(1,076,793)	(1,733,603)	(1,651,251)
Class I(1)	(5,861,610)	(2,086,086)	(138,700)	(114,831)
From accumulated net realized gains:
Class A	(71,452)	—	(1,495,704)	—
Class B	(4,800)	—	(65,587)	—
Class C	(13,107)	—	(277,228)	—
Class I(1)	(58,595)	—	(18,242)	—
Decrease in net assets from distributions to shareholders	(14,468,283)	(10,721,348)	(14,819,887)	(12,969,142)
Fund Share Transactions
Proceeds from sale of shares	163,726,674	132,049,427	37,568,568	27,251,479
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,788,696	4,534,808	7,879,301	5,933,361
	168,515,370	136,584,235	45,447,869	33,184,840
Cost of shares redeemed	(103,393,888)	(45,033,590)	(37,711,313)	(40,289,115)
Net increase (decrease) in net assets from Fund share transactions	65,121,482	91,550,645	7,736,556	(7,104,275)
Net increase (decrease) in net assets	58,773,812	90,866,527	3,257,362	(6,548,131)
Net assets at the beginning of year	327,485,102	236,618,575	331,275,771	337,823,902
Net assets at the end of year	$386,258,914	$327,485,102	$334,533,133	$331,275,771
Undistributed (Over-distribution of) net investment income at the end of year	$(624,649)	$(346,056)	$(171,548)	$(120,482)

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust III (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Georgia Municipal Bond Fund (“Georgia”), Nuveen Louisiana Municipal Bond Fund (“Louisiana”), Nuveen North Carolina Municipal Bond Fund (“North Carolina”) and Nuveen Tennessee Municipal Bond Fund (“Tennessee”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high levels of tax-free income and preservation of capital through investing primarily in diversified portfolios of quality municipal bonds. Effective October 21, 2007, each Fund may invest up to 20% of its net assets in below-investment grade (“high yield” or “junk”) municipal bonds.

On March 31, 2008, the Nuveen Mutual Funds announced the following policy changes applicable to the Funds, effective May 1, 2008:

•

For Class A Share purchases at net asset value of $1 million or more that are subject to a contingent deferred sales charge (“CDSC”), the period over which the CDSC will apply has been reduced from 18 months to 12 months for all purchases occurring on or after May 1, 2007. Class A Shares purchased prior to May 1, 2007 that have not been redeemed are no longer be subject to a CDSC;

•

Class B Shares will only be issued (i) upon the exchange of Class B Shares from another Nuveen fund, (ii) for purposes of dividend reinvestment, and (iii) through December 31, 2008, for defined contribution plans and investors using automatic investment plans with investments in Class B Shares as of March 31, 2008. The reinstatement privilege for Class B Shares will no longer be available as of December 31, 2008.

•

Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for a municipal bond, forward swap or futures contract, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value in accordance with procedures established in good faith by the Board of Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2008, North Carolina and Tennessee had outstanding when-issued/delayed delivery purchase commitments of $13,695,845 and $2,604,125, respectively. There were no such outstanding purchase commitments in Georgia or Louisiana.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective November 30, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured,

Notes to Financial Statements (continued)

presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than 50 percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the fiscal year ended May 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Flexible Sales Charge Program

During the period June 1, 2007 through April 30, 2008, each Fund offered Class A, B, C and I Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a fixed-

rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” in the Statement of Operations.

During the fiscal year ended May 31, 2008, all of the Funds invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2008, were as follows:

	Louisiana	North Carolina	Tennessee
Average floating rate obligations	$4,995,000	$12,655,000	$4,781,421
Average annual interest rate and fees	3.24%	3.23%	3.27%

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. North Carolina and Tennessee were the only Funds to invest in forward interest rate swap transactions during the fiscal year ended May 31, 2008.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. Tennessee was the only Fund to invest in futures contracts during the fiscal year ended May 31, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Notes to Financial Statements (continued)

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	Georgia
	Year Ended 5/31/08		Year Ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,216,270	$13,085,072	1,445,824	$16,017,811
Class A – automatic conversion of Class B shares	69,465	752,124	241,508	2,673,127
Class B	18,772	204,805	43,397	479,581
Class C	514,671	5,551,616	569,994	6,306,398
Class I	3,845,884	41,505,307	5,052,700	55,792,901
Shares issued to shareholders due to reinvestment of distributions:
Class A	217,563	2,345,379	192,765	2,136,497
Class B	12,909	139,701	15,983	177,495
Class C	40,888	439,514	36,612	404,935
Class I	11,594	124,152	11,135	123,061
	5,948,016	64,147,670	7,609,918	84,111,806
Shares redeemed:
Class A	(1,853,388)	(20,089,188)	(1,353,883)	(14,977,173)
Class B	(180,094)	(1,938,808)	(208,226)	(2,308,794)
Class B – automatic conversion to Class A shares	(69,283)	(752,124)	(240,933)	(2,673,127)
Class C	(463,406)	(5,010,642)	(671,354)	(7,394,731)
Class I	(1,984,561)	(21,389,166)	(905,070)	(10,056,274)
	(4,550,732)	(49,179,928)	(3,379,466)	(37,410,099)
Net increase (decrease)	1,397,284	$14,967,742	4,230,452	$46,701,707

	Louisiana
	Year Ended 5/31/08		Year Ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	763,737	$8,408,335	775,200	$8,720,705
Class A – automatic conversion of Class B shares	81,285	907,536	252,090	2,834,735
Class B	8,382	92,674	24,786	279,102
Class C	243,979	2,685,287	225,544	2,531,174
Class I	4,916	54,819	88,113	1,000,069
Shares issued to shareholders due to reinvestment of distributions:
Class A	131,359	1,447,712	115,490	1,298,924
Class B	8,709	96,106	13,184	148,071
Class C	21,094	232,011	17,735	199,057
Class I	232	2,558	212	2,400
	1,263,693	13,927,038	1,512,354	17,014,237
Shares redeemed:
Class A	(920,718)	(10,204,891)	(739,206)	(8,295,381)
Class B	(137,172)	(1,510,682)	(213,324)	(2,386,713)
Class B – automatic conversion to Class A shares	(81,337)	(907,536)	(252,297)	(2,834,735)
Class C	(224,739)	(2,481,808)	(148,003)	(1,652,689)
Class I	(4,908)	(54,233)	(88,908)	(1,003,783)
	(1,368,874)	(15,159,150)	(1,441,738)	(16,173,301)
Net increase (decrease)	(105,181)	$(1,232,112)	70,616	$840,936

	North Carolina
	Year Ended 5/31/08		Year Ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,009,665	$30,811,210	3,070,965	$32,286,819
Class A – automatic conversion of Class B shares	161,174	1,655,586	288,467	3,034,450
Class B	67,013	688,205	26,586	280,860
Class C	899,980	9,244,906	523,909	5,489,056
Class I	11,787,058	121,326,767	8,636,965	90,958,242
Shares issued to shareholders due to reinvestment of distributions:
Class A	361,091	3,697,450	343,789	3,611,757
Class B	17,944	184,332	22,306	234,773
Class C	59,636	610,707	50,074	526,245
Class I	28,829	296,207	15,376	162,033
	16,392,390	168,515,370	12,978,437	136,584,235
Shares redeemed:
Class A	(5,188,484)	(53,095,111)	(2,547,066)	(26,724,311)
Class B	(234,943)	(2,428,999)	(202,761)	(2,130,957)
Class B – automatic conversion to Class A shares	(160,859)	(1,655,586)	(287,808)	(3,034,450)
Class C	(589,994)	(6,054,072)	(541,132)	(5,675,408)
Class I	(3,903,135)	(40,160,120)	(709,614)	(7,468,464)
	(10,077,415)	(103,393,888)	(4,288,381)	(45,033,590)
Net increase (decrease)	6,314,975	$65,121,482	8,690,056	$91,550,645

Notes to Financial Statements (continued)

	Tennessee
	Year Ended 5/31/08		Year Ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,350,334	$26,276,080	1,505,310	$17,109,929
Class A – automatic conversion of Class B shares	107,379	1,199,650	239,980	2,723,541
Class B	30,439	340,860	38,954	442,571
Class C	804,465	8,993,276	577,466	6,562,009
Class I	67,623	758,702	36,233	413,429
Shares issued to shareholders due to reinvestment of distributions:
Class A	592,467	6,620,109	438,183	4,979,508
Class B	22,988	257,272	23,973	272,504
Class C	81,337	908,293	54,871	623,475
Class I	8,385	93,627	5,092	57,874
	4,065,417	45,447,869	2,920,062	33,184,840
Shares redeemed:
Class A	(2,406,153)	(26,907,988)	(2,554,915)	(29,008,907)
Class B	(161,759)	(1,806,610)	(265,474)	(3,017,748)
Class B – automatic conversion to Class A shares	(107,275)	(1,199,650)	(239,776)	(2,723,541)
Class C	(675,894)	(7,541,391)	(488,278)	(5,534,750)
Class I	(22,883)	(255,674)	(369)	(4,169)
	(3,373,964)	(37,711,313)	(3,548,812)	(40,289,115)
Net increase (decrease)	691,453	$7,736,556	(628,750)	$(7,104,275)

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended May 31, 2008, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Purchases	$57,803,985	$16,106,150	$115,269,148	$79,855,205
Sales and maturities	46,956,869	18,736,278	51,891,074	77,934,566

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2008, the cost of investments was as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Cost of investments	$224,582,303	$86,388,688	$384,775,841	$325,625,997

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2008, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Gross unrealized:
Appreciation	$5,201,979	$2,029,604	$7,437,155	$11,043,140
Depreciation	(4,956,885)	(2,006,288)	(4,090,328)	(3,844,103)
Net unrealized appreciation (depreciation) of investments	$245,094	$23,316	$3,346,827	$7,199,037

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2008, the Funds’ tax year end, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Undistributed net tax-exempt income*	$417,145	$321,620	$625,985	$839,126
Undistributed net ordinary income**	—	5	—	266,427
Undistributed net long-term capital gains	—	243,971	—	675,989
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 9, 2008, paid on June 2, 2008.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2008 and May 31, 2007, was designated for purposes of the dividends paid deduction as follows:

2008	Georgia	Louisiana	North Carolina	Tennessee
Distributions from net tax-exempt income***	$8,787,877	$3,588,527	$14,062,640	$12,881,901
Distributions from net ordinary income**	—	19,627	46,711	166,408
Distributions from net long-term capital gains****	239,756	395,000	147,954	1,745,822

2007	Georgia	Louisiana	North Carolina	Tennessee
Distributions from net tax-exempt income	$7,495,962	$3,693,921	$10,423,900	$12,992,949
Distributions from net ordinary income**	—	—	—	—
Distributions from net long-term capital gains	—	265,278	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

***	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2008, as Exempt Interest Dividends.

****	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2008.

At May 31, 2008, the Funds’ tax year end, Georgia and North Carolina had unused capital loss carryforwards of $326,202 and $2,106,274, respectively, available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire May 31, 2016.

The Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through May 31, 2008, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

Georgia	North Carolina
$68,703	$30,958

5. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of May 31, 2008, the complex-level fee rate was .1851%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended May 31, 2008, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Sales charges collected (Unaudited)	$128,957	$134,535	$152,785	$329,571
Paid to financial intermediaries (Unaudited)	110,850	117,588	134,892	288,127

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2008, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Commission advances (Unaudited)	62,188	50,286	109,057	147,471

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2008, the Distributor retained such 12b-1 fees as follows:

	Georgia	Louisiana	North Carolina	Tennessee
12b-1 fees retained (Unaudited)	93,907	65,134	127,190	139,895

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2008, as follows:

	Georgia	Louisiana	North Carolina	Tennessee
CDSC retained (Unaudited)	21,382	24,371	31,075	19,105

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund’s agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser on the same terms as the previous agreements. Each new ongoing agreement, was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. New Accounting Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, FASB issued SFAS No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of May 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Notes to Financial Statements (continued)

7. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 2008, to shareholders of record on June 27, 2008, as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Dividend per share:
Class A	$.0350	$.0380	$.0335	$.0375
Class B	.0285	.0315	.0270	.0310
Class C	.0300	.0335	.0290	.0325
Class I	.0370	.0400	.0350	.0395

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
GEORGIA											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Portfolio Turnover Rate
Class A (3/86)
2008	$10.96	$.43	$(.29)	$.14	$(.43)	$(.01)	$(.44)	$10.66	1.35%	$115,211.82%		3.97%	.82%	3.97%	.81%	3.98%	22%
2007	10.96	.44	— *	.44	(.44)	—	(.44)	10.96	4.02	122,299.82		3.97	.82	3.97	.80	3.99	6
2006	11.31	.45	(.30)	.15	(.46)	(.04)	(.50)	10.96	1.32	116,580.85		4.08	.85	4.08	.84	4.09	9
2005	10.84	.47	.48	.95	(.48)	—	(.48)	11.31	8.92	115,351.86		4.23	.86	4.23	.85	4.24	10
2004	11.34	.49	(.51)	(.02)	(.48)	—	(.48)	10.84	(.17)	112,106.86		4.41	.86	4.41	.85	4.41	19
Class B (2/97)
2008	10.98	.35	(.28)	.07	(.35)	(.01)	(.36)	10.69	.89	6,774	1.57	3.22	1.57	3.22	1.56	3.23	22
2007	10.99	.36	(.01)	.35	(.36)	—	(.36)	10.98	3.20	9,346	1.58	3.23	1.58	3.23	1.56	3.25	6
2006	11.34	.37	(.30)	.07	(.38)	(.04)	(.42)	10.99	.56	13,638	1.60	3.33	1.60	3.33	1.59	3.34	9
2005	10.86	.39	.49	.88	(.40)	—	(.40)	11.34	8.19	16,776	1.61	3.48	1.61	3.48	1.60	3.49	10
2004	11.36	.41	(.51)	(.10)	(.40)	—	(.40)	10.86	(.92)	17,738	1.61	3.66	1.61	3.66	1.60	3.66	19
Class C (1/94)
2008	10.93	.37	(.29)	.08	(.37)	(.01)	(.38)	10.63	.79	28,319	1.38	3.41	1.38	3.41	1.36	3.43	22
2007	10.94	.38	(.01)	.37	(.38)	—	(.38)	10.93	3.38	28,110	1.37	3.42	1.37	3.42	1.35	3.44	6
2006	11.28	.39	(.29)	.10	(.40)	(.04)	(.44)	10.94	.87	28,835	1.40	3.53	1.40	3.53	1.39	3.54	9
2005	10.81	.41	.48	.89	(.42)	—	(.42)	11.28	8.36	27,257	1.41	3.68	1.41	3.68	1.40	3.68	10
2004	11.31	.43	(.51)	(.08)	(.42)	—	(.42)	10.81	(.71)	24,293	1.41	3.86	1.41	3.86	1.40	3.86	19
Class I (2/97)(e)
2008	10.93	.45	(.28)	.17	(.46)	(.01)	(.47)	10.63	1.58	77,668.63		4.16	.63	4.16	.61	4.18	22
2007	10.94	.46	(.01)	.45	(.46)	—	(.46)	10.93	4.16	59,404.62		4.15	.62	4.15	.60	4.17	6
2006	11.29	.48	(.31)	.17	(.48)	(.04)	(.52)	10.94	1.54	13,942.66		4.26	.66	4.26	.64	4.27	9
2005	10.81	.49	.49	.98	(.50)	—	(.50)	11.29	9.24	3,491.66		4.42	.66	4.42	.65	4.43	10
2004	11.31	.51	(.51)	—	(.50)	—	(.50)	10.81	(.01)	2,782.66		4.61	.66	4.61	.65	4.61	19

*	Net Realized/Unrealized Gain (Loss) rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
LOUISIANA											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (9/89)
2008	$11.20	$.48	$(.34)	$.14	$(.46)	$(.05)	$(.51)	$10.83	1.24%	$69,716	1.05%	4.31%	1.05%	4.31%	1.04%	4.32%	17%
2007	11.05	.47	.17	.64	(.46)	(.03)	(.49)	11.20	5.91	71,453.97		4.14	.97	4.14	.96	4.15	10
2006	11.52	.47	(.39)	.08	(.47)	(.08)	(.55)	11.05	.71	66,041.88		4.17	.88	4.17	.87	4.18	5
2005	11.11	.49	.41	.90	(.49)	—	(.49)	11.52	8.28	87,348.86		4.31	.86	4.31	.85	4.32	22
2004	11.76	.51	(.66)	(.15)	(.50)	—	(.50)	11.11	(1.25)	81,164.87		4.43	.87	4.43	.86	4.44	12
Class B (2/97)
2008	11.19	.39	(.33)	.06	(.37)	(.05)	(.42)	10.83	.57	5,342	1.79	3.55	1.79	3.55	1.78	3.56	17
2007	11.04	.38	.18	.56	(.38)	(.03)	(.41)	11.19	5.13	7,777	1.73	3.39	1.73	3.39	1.71	3.40	10
2006	11.51	.38	(.38)	—	(.39)	(.08)	(.47)	11.04	(.04)	12,393	1.63	3.43	1.63	3.43	1.62	3.43	5
2005	11.10	.41	.41	.82	(.41)	—	(.41)	11.51	7.49	17,053	1.61	3.56	1.61	3.56	1.60	3.57	22
2004	11.75	.42	(.65)	(.23)	(.42)	—	(.42)	11.10	(2.06)	19,004	1.62	3.68	1.62	3.68	1.61	3.69	12
Class C (2/94)
2008	11.17	.41	(.33)	.08	(.40)	(.05)	(.45)	10.80	.70	13,071	1.60	3.76	1.60	3.76	1.59	3.77	17
2007	11.02	.40	.18	.58	(.40)	(.03)	(.43)	11.17	5.37	13,066	1.52	3.59	1.52	3.59	1.50	3.60	10
2006	11.49	.41	(.39)	.02	(.41)	(.08)	(.49)	11.02	.17	11,842	1.43	3.63	1.43	3.63	1.42	3.64	5
2005	11.08	.43	.41	.84	(.43)	—	(.43)	11.49	7.73	13,985	1.41	3.76	1.41	3.76	1.40	3.77	22
2004	11.74	.44	(.66)	(.22)	(.44)	—	(.44)	11.08	(1.86)	14,287	1.42	3.88	1.42	3.88	1.41	3.89	12
Class I (2/97)(f)
2008	11.23	.50	(.34)	.16	(.48)	(.05)	(.53)	10.86	1.46	92.85		4.52	.85	4.52	.84	4.53	17
2007	11.11	.49	.15	.64	(.49)	(.03)	(.52)	11.23	5.83	93.77		4.24	.77	4.24	.75	4.24	10
2006	11.58	.47	(.37)	.10	(.49)	(.08)	(.57)	11.11	.92	98.67		4.35	.67	4.35	.66	4.35	5
2005	11.16	.51	.43	.94	(.52)	—	(.52)	11.58	8.56	309.66		4.50	.66	4.50	.65	4.51	22
2004	11.82	.53	(.66)	(.13)	(.53)	—	(.53)	11.16	(1.12)	215.67		4.63	.67	4.63	.66	4.63	12

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such periods expressed as a percentage of average net assets for each share class was as follows:

Interest Expense on Floating Rate Obligations to Average Net Assets
Year Ended May 31,
2008	.18%
2007	.11
2006	—
2005	—
2004	—

(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Class (Commencement Date)
		Investment Operations			Less Distributions						Ratios/Supplemental Data
NORTH CAROLINA												Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (3/86)
2008	$10.41	$.40	$(.19)	$.21	$(.41)	$—	*	$(.41)	$10.21	2.14%	$165,855.91%		3.90%	.91%	3.90%	.90%	3.91%	14%
2007	10.40	.41	.01	.42	(.41)	—		(.41)	10.41	4.11	186,198.93		3.86	.93	3.86	.90	3.88	6
2006	10.72	.42	(.26)	.16	(.42)	(.06)		(.48)	10.40	1.57	174,009.85		3.98	.85	3.98	.84	3.99	15
2005	10.37	.44	.36	.80	(.45)	—		(.45)	10.72	7.83	174,515.85		4.17	.85	4.17	.84	4.18	18
2004	10.86	.46	(.49)	(.03)	(.46)	—		(.46)	10.37	(.31)	167,738.86		4.30	.86	4.30	.85	4.31	16
Class B (2/97)
2008	10.43	.33	(.19)	.14	(.33)	—	*	(.33)	10.24	1.46	10,482	1.66	3.15	1.66	3.15	1.65	3.16	14
2007	10.42	.33	.02	.35	(.34)	—		(.34)	10.43	3.34	13,917	1.68	3.12	1.68	3.12	1.66	3.14	6
2006	10.73	.34	(.25)	.09	(.34)	(.06)		(.40)	10.42	.88	18,506	1.60	3.23	1.60	3.23	1.59	3.24	15
2005	10.38	.36	.36	.72	(.37)	—		(.37)	10.73	7.00	21,146	1.60	3.42	1.60	3.42	1.59	3.43	18
2004	10.88	.38	(.50)	(.12)	(.38)	—		(.38)	10.38	(1.13)	21,075	1.61	3.55	1.61	3.55	1.60	3.56	16
Class C (10/93)
2008	10.41	.35	(.19)	.16	(.35)	—	*	(.35)	10.22	1.64	34,090	1.46	3.35	1.46	3.35	1.45	3.36	14
2007	10.40	.35	.01	.36	(.35)	—		(.35)	10.41	3.52	30,869	1.48	3.31	1.48	3.31	1.45	3.34	6
2006	10.71	.37	(.26)	.11	(.36)	(.06)		(.42)	10.40	1.09	30,493	1.40	3.43	1.40	3.43	1.39	3.44	15
2005	10.36	.38	.36	.74	(.39)	—		(.39)	10.71	7.23	27,698	1.40	3.62	1.40	3.62	1.39	3.62	18
2004	10.85	.40	(.49)	(.09)	(.40)	—		(.40)	10.36	(.88)	25,576	1.41	3.75	1.41	3.75	1.40	3.76	16
Class I (2/97)(f)
2008	10.43	.42	(.17)	.25	(.43)	—	*	(.43)	10.25	2.51	175,832.71		4.10	.71	4.10	.70	4.11	14
2007	10.42	.43	.01	.44	(.43)	—		(.43)	10.43	4.28	96,501.72		4.05	.72	4.05	.69	4.07	6
2006	10.74	.45	(.27)	.18	(.44)	(.06)		(.50)	10.42	1.74	13,611.65		4.16	.65	4.16	.64	4.17	15
2005	10.38	.46	.37	.83	(.47)	—		(.47)	10.74	8.11	3,191.65		4.36	.65	4.36	.64	4.37	18
2004	10.87	.48	(.50)	(.02)	(.47)	—		(.47)	10.38	(.14)	2,802.66		4.50	.66	4.50	.65	4.51	16

*	Capital Gains Distributions rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such periods expressed as a percentage of average net assets for each share class was as follows:

Interest Expense on Floating Rate Obligations to Average Net Assets
Year Ended May 31,
2008	.11%
2007	.11
2006	—
2005	—
2004	—

(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
TENNESSEE											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (11/87)
2008	$11.27	$.45	$(.09)	$.36	$(.45)	$(.06)	$(.51)	$11.12	3.32%	$269,628.88%		4.02%	.88%	4.02%	.87%	4.03%	24%
2007	11.25	.46	.01	.47	(.45)	—	(.45)	11.27	4.22	266,017.85		4.03	.85	4.03	.85	4.04	10
2006	11.53	.46	(.26)	.20	(.46)	(.02)	(.48)	11.25	1.78	269,761.83		4.07	.83	4.07	.82	4.08	10
2005	11.15	.48	.41	.89	(.49)	(.02)	(.51)	11.53	8.18	276,606.83		4.24	.83	4.24	.83	4.25	9
2004	11.71	.51	(.55)	(.04)	(.52)	—	(.52)	11.15	(.33)	270,281.84		4.48	.84	4.48	.83	4.49	20
Class B (2/97)
2008	11.28	.37	(.09)	.28	(.37)	(.06)	(.43)	11.13	2.55	10,494	1.63	3.27	1.63	3.27	1.62	3.28	24
2007	11.26	.37	.02	.39	(.37)	—	(.37)	11.28	3.45	13,067	1.60	3.28	1.60	3.28	1.60	3.28	10
2006	11.54	.38	(.27)	.11	(.37)	(.02)	(.39)	11.26	1.04	18,026	1.58	3.32	1.58	3.32	1.57	3.33	10
2005	11.16	.40	.41	.81	(.41)	(.02)	(.43)	11.54	7.38	20,966	1.58	3.50	1.58	3.50	1.58	3.50	9
2004	11.72	.43	(.56)	(.13)	(.43)	—	(.43)	11.16	(1.06)	21,854	1.59	3.73	1.59	3.73	1.58	3.74	20
Class C (10/93)
2008	11.26	.39	(.09)	.30	(.39)	(.06)	(.45)	11.11	2.77	50,877	1.43	3.47	1.43	3.47	1.42	3.48	24
2007	11.25	.40	— *	.40	(.39)	—	(.39)	11.26	3.58	49,208	1.40	3.48	1.40	3.48	1.40	3.49	10
2006	11.53	.40	(.26)	.14	(.40)	(.02)	(.42)	11.25	1.25	47,518	1.38	3.52	1.38	3.52	1.37	3.53	10
2005	11.15	.42	.41	.83	(.43)	(.02)	(.45)	11.53	7.61	44,782	1.38	3.69	1.38	3.69	1.38	3.70	9
2004	11.71	.45	(.55)	(.10)	(.46)	—	(.46)	11.15	(.86)	41,469	1.39	3.93	1.39	3.93	1.38	3.93	20
Class I (2/97)(f)
2008	11.27	.47	(.09)	.38	(.48)	(.06)	(.54)	11.11	3.45	3,534.68		4.22	.68	4.22	.67	4.23	24
2007	11.25	.48	.01	.49	(.47)	—	(.47)	11.27	4.44	2,984.65		4.23	.65	4.23	.65	4.24	10
2006	11.53	.49	(.27)	.22	(.48)	(.02)	(.50)	11.25	2.00	2,519.63		4.27	.63	4.27	.62	4.28	10
2005	11.15	.51	.41	.92	(.52)	(.02)	(.54)	11.53	8.39	2,395.63		4.44	.63	4.44	.63	4.45	9
2004	11.71	.53	(.55)	(.02)	(.54)	—	(.54)	11.15	(.12)	2,116.64		4.68	.64	4.68	.63	4.68	20

*	Net Realized/Unrealized Gain (Loss) rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such periods expressed as a percentage of average net assets for each share class was as follows:

Interest Expense on Floating Rate Obligations to Average Net Assets
Year Ended May 31,
2008	.05%
2007	.03
2006	—
2005	—
2004	—

(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust III:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund, Nuveen North Carolina Municipal Bond Fund and Nuveen Tennessee Municipal Bond Fund (each a series of the Nuveen Multistate Trust III, hereafter referred to as the “Funds”) at May 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

July 23, 2008

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the “May Meeting”), the Boards of Trustees or Directors (as the case may be)(each a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (each, an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM’s ability to supervise the Fund’s other service providers and given the importance of compliance, NAM’s compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and NAM

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). The Independent Board Members also reviewed portfolio level performance (which does not reflect fund level fees and expenses), as described in further detail below.

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective Fund’s investment objectives and strategies thereby hindering a meaningful comparison of the Fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include those for the Nuveen Intermediate Duration Municipal Bond Fund (NMBF) (although this fund has been reclassified in more appropriate peer group in 2007).

With respect to state specific municipal funds, the Independent Board Members also recognized that certain funds lack comparable peers in which case their performance is measured against a more general municipal category for various states. The open-end state municipal funds that utilize the more general category are the Nuveen New Mexico Municipal Bond Fund and the Nuveen Wisconsin Municipal Bond Fund.

With respect to municipal funds, the Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized benchmarks for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Performance Peer Group for the quarter and same yearly periods ending March 31, 2008. The Independent Board Members also reviewed the Fund’s portfolio level performance (which does not reflect fund level fees and expenses) compared to recognized benchmarks for the one- three, and five-year periods ending December 31, 2007 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the “Peer Universe”) and/or a more focused subset of funds therein (the “Peer Group”). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members considered the differences in the use of insurance as well as the states reflected in a respective Peer Group for the state municipal funds (such as the use of a general “other states” category for uninsured open-end state municipal funds (other than New York and California)). In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. With respect to municipal funds, such other clients include NAM’s municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

Annual Investment Management Agreement Approval Process (continued)

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect these Economies of Scale

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular Fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its Funds in the complex and therefore all Funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant.	186

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	186

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at George Washington University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	186

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	186

William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	186

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	186

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (2005-12/2007); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	186

Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008

Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				174 (4)

Interested Trustee:

John P. Amboian (2)(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008

Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.

				174 (4)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002); Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006); Nuveen HydePark Group LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(6); Chartered Financial Analyst.	186

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	186

Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	66

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(6); Managing Director (since 2005) of Nuveen Asset Management.	186

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	186

Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	186

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	186

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	186

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(6)	186

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008) Vice President and Assistant Secretary (since 2007), Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc, (since 2007); Managing Director (since 2008), Vice President (2007-2008) and Assistant General Counsel, Nuveen Investments, Inc., prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	186

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	186

Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	186

James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	186

John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	66

Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	186

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian and Mr. Toth were appointed to the Board of Trustees of certain Nuveen Funds, effective July 1, 2008. In connection with the appointment of Mr. Amboian as trustee, Timothy R. Schwertfeger, an interested trustee, resigned from the Board of Trustees, effective July 1, 2008.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Mr. Amboian and Mr. Toth are standing for election to the Boards of twelve Nuveen closed-end funds whose annual meeting on June 30, 2008 was adjourned to July 29, 2008.
(5)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
(6)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Advance Refundings: Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com. You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $153 billion in assets as of March 31, 2008, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MAN-MS5-0508D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended May 30, 2008	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Georgia Municipal Bond Fund	12,540	0	1,413	0
Louisiana Municipal Bond Fund	9,380	0	892	0
North Carolina Municipal Bond Fund	15,945	0	1,851	0
Tennessee Bond Fund	15,032	0	1,898	0

Total	$52,897	$0	$6,054	0

[1]        “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]        “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]        “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

[4]        “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Georgia Municipal Bond Fund	0	0	0	0
Louisiana Municipal Bond Fund	0	0	0	0
North Carolina Municipal Bond Fund	0	0	0	0
Tennessee Bond Fund	0	0	0	0

Fiscal Year Ended May 31, 2007	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Georgia Municipal Bond Fund	11,540	0	876	0
Louisiana Municipal Bond Fund	8,991	0	423	0
North Carolina Municipal Bond Fund	13,613	0	1,208	0
Tennessee Bond Fund	13,990	0	1,512	0

Total	$48,134	$0	$4,019	$0

[1]        “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]        “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]        “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

[4]        “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Georgia Municipal Bond Fund	0	0	0	0
Louisiana Municipal Bond Fund	0	0	0	0
North Carolina Municipal Bond Fund	0	0	0	0
Tennessee Bond Fund	0	0	0	0

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended May 30, 2008	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2007	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended May 30, 2008	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Georgia Municipal Bond Fund	1,413	0	0	1,413
Louisiana Municipal Bond Fund	892	0	0	892
North Carolina Municipal Bond Fund	1,851	0	0	1,851
Tennessee Bond Fund	1,898	0	0	1,898

Total	$6,054	$0	$0	$6,054

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.
Fiscal Year Ended May 31, 2007	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Georgia Municipal Bond Fund	876	0	0	876
Louisiana Municipal Bond Fund	423	0	0	423
North Carolina Municipal Bond Fund	1,208	0	0	1,208
Tennessee Bond Fund	1,512	0	0	1,512

Total	$4,019	$0	$0	$4,019

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust III

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date August 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date August 7, 2008

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date August 7, 2008